UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LUMINAR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 6, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Luminar Technologies, Inc., on Tuesday, June 7, 2022 at 1:00 p.m. Eastern Time/10:00 a.m. Pacific Time. In order to support the health and well-being of our stockholders, business partners, employees and board of directors during the coronavirus (COVID-19) pandemic, expand access, facilitate stockholder attendance and participation and reduce costs, the Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/LAZR2022. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during and prior to the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://investors.luminartech.com.
The matters expected to be acted upon at the Annual Meeting are described in the Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. Only stockholders of record at the close of business on April 13, 2022 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the proxy card. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, we encourage you to vote in advance of the Annual Meeting.

Sincerely,

/s/ Austin Russell
Austin Russell
Chairperson of the Board, President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 7, 2022: THE PROXY MATERIALS, INCLUDING THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

LUMINAR TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 6, 2022

Time and Date:	June 7, 2022 at 1:00 p.m. Eastern Time/10:00 a.m. Pacific Time.

Place:	Via live webcast on the internet at www.virtualshareholdermeeting.com/LAZR2022.

Items of Business:	1.	Election of Class II directors.

	2.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Luminar Technologies, Inc. for the fiscal year ending December 31, 2022.

	3.	Advisory (non-binding) vote to approve the compensation of our named executive officers.

	4.	Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation.

5.
Approve the amendment and restatement of the Luminar Technologies, Inc. 2020 Equity Incentive Plan to increase the authorized share reserve and add an automatic annual share reserve increase provision.

	6.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 13, 2022 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
Holders of our Class A common stock are entitled to one vote for each share held as of the above record date. Holders of our Class B common stock are entitled to ten votes for each share held as of the above record date. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this proxy statement. Our Class A common stock and Class B common stock are sometimes collectively referred to in this proxy statement as our “common stock.”

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.luminartech.com/ir-resources/contact-ir or, if you are a registered holder, contact our transfer agent, American Stock Transfer & Trust Company, LLC, through its website at https://www.astfinancial.com/ or by phone at (800) 937-5449 or (718) 921-8124.

By Order of the Board of Directors,

Austin Russell Chairperson of the Board, President and Chief Executive Officer

-i-

LUMINAR TECHNOLOGIES, INC.
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 7, 2022
May 6, 2022
INFORMATION ABOUT SOLICITATION AND VOTING
A proxy is solicited on behalf of our board of directors of Luminar Technologies, Inc. (“Luminar”), for use at Luminar’s 2022 Annual Meeting of Stockholders (the "Annual Meeting" or “meeting”) to be held on Tuesday, June 7, 2022 at 1:00 p.m. Eastern Time/10:00 a.m. Pacific Time via live webcast on the internet at www.virtualshareholdermeeting.com/LAZR2022. References in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” “the Company” or “Luminar” refer to Luminar Technologies, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
We mailed, on or about May 6, 2022, copies of the proxy materials, which include this Proxy Statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”), to our stockholders of record and beneficial owners as of the close of business on April 13, 2022.
The proxy materials, including the Proxy Statement and the 2021 Annual Report, are available free of charge at www.proxyvote.com.
QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:    What is the purpose of the meeting?
A:    At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.
Q:    What proposals are scheduled to be voted on at the meeting?
A:    Stockholders will be asked to vote on the following proposals at the meeting:
1.To elect Alec E. Gores and Matthew J. Simoncini as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal (“Proposal One”);
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal Two”);
3.To vote on a non-binding advisory resolution to approve the compensation of our named executive officers (“Proposal Three”);
4.To vote on a non-binding advisory resolution to approve the frequency of future advisory votes on executive compensation (“Proposal Four”); and
5.To approve the amendment and restatement of the Luminar Technologies, Inc. 2020 Equity Incentive Plan to increase the authorized share reserve and add an automatic annual share reserve increase provision (“Proposal Five”).

Q:    Could matters other than Proposal One, Two, Three, Four and Five be decided at the meeting?
A:    Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Luminar, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.
Q:    How does the board of directors recommend I vote on these proposals?
A:    Our board of directors recommends that you vote your shares:
•“FOR ALL” the nominees to the board of directors (Proposal One);
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Two);
•“FOR” the approval of the compensation of our named executive officers (Proposal Three);
•“ONE YEAR” for the frequency of future advisory votes on executive compensation (Proposal Four); and
•“FOR” the approval of the amendment and restatement of the Luminar Technologies, Inc. 2020 Equity Incentive Plan to increase the authorized share reserve and add an automatic annual share reserve increase provision (Proposal Five).
Q:    Who may vote at the Annual Meeting?
A:    Stockholders of record as of the close of business on April 13, 2022, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 254,411,153 shares of Class A common stock and 97,088,670 shares of Class B common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. Beneficial owners must obtain a valid proxy from the organization that holds their shares and present it to American Stock

Transfer & Trust Company, LLC, at least three business (3) days in advance of the Annual Meeting.
Q:    How do I vote?
A.    You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on the proxy card that you receive. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
•Vote by telephone or through the internet - in order to do so, please follow the instructions shown on your proxy card;
•Vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
•Vote in person at the virtual Annual Meeting - you may virtually attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LAZR2022 and vote your shares electronically before the polls close during the Annual Meeting. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card.
Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on June 6, 2022. Submitting your proxy, whether by telephone, through the internet or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.
Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person at the meeting online, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Q:    How do I vote by internet or telephone?
A.    If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your proxy card. Please have the proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.
Q:    What shares can I vote?
A:    Each share of Class A common stock and Class B common stock issued and outstanding as of the close of business on April 13, 2022 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 13, 2022, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Q:    How many votes am I entitled to per share?
A:    Each holder of shares of (i) Class A common stock is entitled to one vote for each share of Class A common stock held as the Record Date and (ii) Class B common stock is entitled to ten votes for each share of Class B common stock held as of the Record Date.
Q:    What is the quorum requirement for the meeting?
A:    The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Q:    How are abstentions and broker non-votes treated?
A:    Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal One, Two, Three, Four or Five.
A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any "non-routine" matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.
Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, “non-routine” matters include all proposals other than Proposal Two, including the election of directors Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:    What is the vote required for each proposal?
A:    The votes required to approve each proposal are as follows:
•Proposal One: Each director elected shall be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
•Proposal Two: Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•Proposal Three: Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•Proposal Four: The frequency receiving the votes of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting voting for or against the choices will be deemed to be the frequency preferred by the stockholders. In the event that no option receives a majority of the votes as described in the immediately preceding sentence, the Company will consider the option that receives the most votes cast to be the frequency preferred by our stockholders.
•Proposal Five: Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
Q:    If I submit a proxy, how will it be voted?
A:    When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”
Q:    What should I do if I get more than one proxy or voting instruction card?
A:    Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:    Can I change my vote or revoke my proxy?
A:    You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.
If you are the stockholder of record, you may change your vote by:
•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•providing a written notice of revocation to Luminar’s Secretary at Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, Florida 32826, prior to your shares being voted; or
•participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/LAZR2022. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/LAZR2022.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:    How can I attend the Annual Meeting in person?
A:    There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of April 13, 2022, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.
Q.    How can I participate in the Annual Meeting?
A:    The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAZR2022. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card.
Q:    Can I submit questions prior to the meeting?
A:    Yes, following the meeting, there will be an informal Question and Answer period as time permits. As a stockholder, you may submit questions to the Company in writing by visiting the website www.proxyvote.com, and following the instructions provided. Stockholders may also submit questions live during the meeting on www.virtualshareholdermeeting.com/LAZR2022.

Q:    What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:    If you encounter any technical difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number posted at www.virtualshareholdermeeting.com/LAZR2022. Technical support will be available starting at 12:45 p.m. Eastern Time/9:45 a.m., Pacific Time on June 7, 2022.
Q:    Why is the Annual Meeting being held only online?
A:    We believe that hosting a virtual meeting will not only support the health and well-being of our stockholders, business partners, employees and board of directors during the coronavirus (COVID-19) pandemic, but it will also expand access, facilitate stockholder attendance and participation and reduce costs. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
Q.    How can I get electronic access to the proxy materials?
A:    This Proxy Statement and our 2021 Annual Report are available at www.proxyvote.com. To instruct us to send our future proxy materials to you electronically by email, please go to www.proxyvote.com.
If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:    Is there a list of stockholders entitled to vote at the Annual Meeting?
A:    The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for 10 days prior to the meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Secretary at Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, Florida 32826 or by e-mail at investors@luminartech.com to arrange for access to the stockholder list. During the Annual Meeting, any stockholder attending the meeting may access the names of stockholders of record entitled to vote at the Annual Meeting at www.virtualshareholdermeeting.com/LAZR2022.
Q:    Who will tabulate the votes?
A:    A representative of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:    Where can I find the voting results of the Annual Meeting?
A:    We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:    The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”
Brokers with account holders who are Luminar stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Luminar that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, Florida 32826 or (3) contact our Investor Relations department by email at investors@luminartech.com. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:    What if I have questions about my Luminar shares or need to change my mailing address?
A:    If you are a stockholder of record, you may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at (800) 937-5449 or (718) 921-8124, through its website at https://www.astfinancial.com/ or by U.S. mail at 6201 15th Ave, Brooklyn, NY 11219, if you have questions about your Luminar shares or need to change your mailing address.
Q:    Who is soliciting my proxy and paying for the expense of solicitation?
A:    The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.
Q:    What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2023 Annual Meeting, or for consideration at our 2023 Annual Meeting?
A:    Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2023 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Secretary at our principal executive office. Our current principal executive office is located at 2603 Discovery Drive, Suite 100, Orlando, Florida 32826. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2023 Annual Meeting, stockholder proposals must be received by our Secretary no later than December 29, 2022 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for Stockholder Proposals to be presented at our 2023 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Secretary at our principal executive office. To be timely for our 2023 Annual Meeting, our Secretary must receive the written notice at our principal executive office:
•not earlier than the close of business on February 7, 2023, and
•not later than the close of business on March 9, 2023.
If we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after June 7, 2023 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:
•not earlier than the close of business on the 120th day prior to such annual meeting, and
•not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.
A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Luminar of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Luminar does not need to present the proposal for vote at such meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Our board of directors consists of three Class I directors, Dr. Maguire, Mr. Heng, and Ms. Martin, two Class II directors, Messrs. Gores and Simoncini, and two Class III directors, Dr. Jepsen and Mr. Russell.
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our Company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at https://investors.luminartech.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and ESG committee.
The board of directors is committed to governance practices that promote long-term stockholder value and strengthen board and management accountability to our stockholders, clients and other stakeholders. The following table highlights many of our key governance practices.

•Six of our seven directors are independent		•Strong focus on pay-for-performance

•Independent standing board committees		•Clawback policy on executive compensation

•Annual board and committee self-assessment process	•	•Programs, policies and practices relating to environmental and social issues and impacts are overseen by the nominating and ESG committee

•Regular meetings of our independent directors without management present		•Two of our seven directors are female

Board Leadership Structure
The board of directors does not anticipate having a policy requiring the positions of the Chairperson of the Board and Chief Executive Officer to be separate or held by the same individual. The board of directors believes that this determination should be based on circumstances existing from time to time, based on criteria that are in Luminar’s best interests and the best interests of its stockholders, including the composition, skills and experience of the board of directors and its members, specific challenges faced by Luminar or the industry in which it operates and governance efficiency. We adopted Corporate Governance Guidelines, effective as of the consummation of our business combination pursuant to that certain Agreement and Plan of Merger dated August 24, 2020 with the pre-Business Combination Luminar Technologies, Inc. (“Legacy Luminar”) (the “Business Combination”), which provide for the appointment of a lead independent director at any time when the Chairperson is not independent. The board of directors elected Mr. Russell as Chairperson of the board because it believes that Mr. Russell’s strategic vision for the business, his in-depth knowledge of the Company’s operations, and his experience serving as the Chief Executive Officer since Legacy Luminar’s inception make him well qualified to serve as both Chairperson of the board and Chief Executive Officer. The board of directors has considered whether to select a lead independent director to help reinforce the independence of the board as a whole, and at this time has determined the Company has sufficient governance without having a lead independent director.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of the board of directors is informed oversight of our risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, the board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures, operational risk management, and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements and risks related to cybersecurity. The compensation & human capital management committee also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. The nominating and ESG committee monitors the effectiveness of our governance guidelines and oversees programs, policies and practices relating to environmental and social issues and impacts to support the sustainable growth of the company’s businesses.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Independence of Directors; Controlled Company Exemption
Our board of directors has determined that none of the members of our board of directors other than Austin Russell has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of Matthew J. Simoncini, Jun Hong Heng, Shaun Maguire, PhD, Katharine A. Martin, Mary Lou Jepsen, PhD and Alec E. Gores is “independent” as that term is defined under the rules of the Nasdaq Stock Market, or Nasdaq. In making this determination, our board of directors considered that the law firm of Wilson Sonsini Goodrich & Rosati PC (“WSGR”), of which Ms. Martin is the Chairperson, had provided minimal legal services to us and Austin Russell, which ceased before Ms. Martin joined the board of directors in 2021. All services by WSGR terminated prior to Ms. Martin joining the board of directors and will not continue.
Austin Russell controls a majority of the voting power of our outstanding capital stock. As a result, we are a “controlled company” under Nasdaq rules. As a controlled company, we are exempt from certain Nasdaq corporate governance requirements, including those that would otherwise require the board of directors to have a majority of independent directors and require that we establish a compensation committee comprised entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees for directors are determined or recommended to the board of directors by the independent members of the board of directors. While we do not currently intend to rely on any of these exemptions, we will be entitled to do so for as long as we are considered a “controlled company,” and to the extent we rely on one or more of these exemptions, holders of our capital stock will not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries. Based on information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our audit committee satisfies the independence requirements of the SEC rules.
In order to be considered independent for purposes of Rule 5605(d)(2)(A) of the Nasdaq Rules, a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the listed company, other than for board service; or (2) be an affiliated person of the listed company. Based on information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our compensation & human capital management committee satisfies the independence requirements of the Nasdaq Rules.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation & human capital management committee and a nominating and ESG committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.luminartech.com by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

Audit Committee
Our audit committee currently consists of Matthew J. Simoncini, Jun Hong Heng and Shaun Maguire, PhD. The board of directors determined that each of Messrs. Simoncini, Heng and Dr. Maguire meets the requirements for independence and financial literacy under the current Nasdaq listing standards and SEC rules and regulations, including Rule 10A-3. Mr. Simoncini will continue to serve as the chair of the audit committee. In addition, Mr. Simoncini is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of the audit committee and the board of directors. The audit committee is responsible for, among other things:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and overseeing the performance of the independent registered public accounting firm;
•reviewing and discussing the results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•reviewing our financial statements and critical accounting policies and estimates;
•reviewing the adequacy and effectiveness of our internal controls;

•developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls, or audit matters;
•overseeing and reviewing our policies on risk assessment and risk management;
•overseeing compliance with our code of business conduct and ethics;
•reviewing related party transactions;
•overseeing cybersecurity, data privacy and other risks relevant to the our computerized information system controls and security, the steps we have taken to monitor or mitigate such exposures, and our information governance policies and programs;
•unless delegated to a separate committee of the board: (i) periodically receiving reports from management to help fulfill the committee’s duties to oversee the principal risk exposures facing the company and the company’s mitigation efforts in respect of such risks; and (ii) reviewing the company’s risk management framework and programs, the company’s adherence to risk limits and its established risk appetite, and the framework by which management discusses the company’s risk profile and risk exposures with the board and its committees and annually recommending to the board the articulation and establishment of the company’s risk appetite;
•overseeing our business continuity and disaster preparedness planning; and
•approving or, as permitted, pre-approving all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.
The audit committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and which is available on our website. All audit services provided to us and all permissible non-audit services, provided to us by our independent registered public accounting firm are approved in advance by the audit committee.
Compensation & Human Capital Management Committee
Our compensation committee & human capital management committee, or compensation committee, consists of Katharine A. Martin, Mary Lou Jepsen, PhD and Matthew J. Simoncini, with Ms. Martin serving as the chair of the compensation committee. Mr. Simoncini previously served as the chair of the compensation committee from December 2, 2020 to February 8, 2021. The board of directors has determined that each of Ms. Martin, Dr. Jepsen and Mr. Simoncini meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Each member of the compensation committee is a non-employee director, as defined in Rule16b-3 promulgated under the Exchange Act. The compensation committee is responsible for, among other things:
•reviewing, approving and determining, or making recommendations to the board of directors regarding, the compensation of our executive officers, including the Chief Executive Officer;
•making recommendations regarding non-employee director compensation to our board of directors;
•administering our equity compensation plans and agreements with our executive officers;

•reviewing, approving and administering incentive compensation and equity compensation plans;
•reviewing with management annually risks arising from the company’s compensation policies and practices applicable to employees;
•overseeing the development, implementation and effectiveness of the company’s practices, policies and strategies relating to human capital; and
•reviewing and approving our overall compensation philosophy.
The compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and Nasdaq listing standards, and is available on our website. The charter allows the compensation committee to delegate its responsibilities to a subcommittee of the compensation committee, as may be necessary or appropriate, and within certain limits. In addition, to the extent permitted by applicable law, the compensation committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company.
Nominating and ESG Committee
Our nominating and ESG committee consists of Mary Lou Jepsen, PhD, Jun Hong Heng and Katharine A. Martin. Dr. Jepsen serves as the chair of the nominating and ESG committee. The Board has determined that Dr. Jepsen, Mr. Heng and Ms. Martin meet the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. The nominating and ESG committee is responsible for, among other things:
•recommending to the board for determination the desired qualifications, expertise and characteristics of Board members, with the goal of developing a diverse, experienced and highly qualified board;
•identifying, evaluating and individuals qualified to serve as members of the board, consistent with criteria approved by the board, and making recommendations to the board of directors regarding nominees for election to the board and its committees;
•considering and making recommendations to the board of directors regarding the composition of the board and its committees;
•overseeing corporate governance and related matters;
•developing and making recommendations to the board of directors regarding corporate governance guidelines and ESG matters;
•overseeing the company’s ESG programs, policies and practices;
•overseeing an annual evaluation of the board and its committees;

•reviewing and monitoring key public policy trends, issues, regulatory matters and other concerns that may affect our business, strategies, operations, performance or reputation, and overseeing our engagement in the public policy process; and
•contributing to succession planning.
The nominating and ESG committee operates under a written charter, which satisfies the applicable rules of the SEC and the Nasdaq listing standards and is available on our website.
Board Assessment
Our Corporate Governance Guidelines provide that the nominating and ESG committee is responsible for overseeing an annual self-evaluation of the board of directors as a whole and its committees. Such evaluations were conducted in 2022 by the board and each of the committees.
The evaluation topics for 2021 included (i) the composition and board and committee structure, (ii) access to and review of information from management and (iii) culture with respect to promoting candid communication and rigorous decision making.
Our board and committee evaluation process for 2021 included the following steps:

Board Evaluation	Our Board responded to tailored questionnaires, meant to enhance the Board’s overall effectiveness by identifying the best practices of a highly effective board and identifying suggested ways to implement these best practices.

Committee Evaluations	The directors also responded a tailored set of questions for each of their committee assignments and identified committee strengths and accomplishments in 2021 together with recommended changes in committee practices for 2022.

Third-Party Facilitator Report	To protect anonymity and the integrity of our Board and Committee evaluation process, the company’s outside counsel compiled responses to Board and Committee evaluations into a report for the Board of Directors.

Discussion of Results	The results of the Board and Committee evaluations process were presented to the Board of Directors which discussed the evaluations and determined if any follow-up actions were appropriate.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is or has been at any time one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board or compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of the board or compensation committee.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. The board of directors met 11 times during the fiscal year ended December 31, 2021. The audit committee met 13 times during the fiscal year ended December 31, 2021 and the compensation & human capital management committee met 8 times during the fiscal year ended December 31, 2021. The nominating and ESG committee met 5 times during the year ended December 31, 2021.
During 2021, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All five continuing directors attended the last annual meeting of stockholders of the Company.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson) may do so by letters addressed to the attention of our Chief Financial Officer.
All communications are reviewed by the Chief Financial officer and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Luminar Technologies, Inc.
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
Attn: Chief Financial Officer
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://investors.luminartech.com by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.
Policy Against Hedging
We have adopted a policy that prohibits members of our Board and all employees, including “officers” under Section 16 of the Exchange Act, from purchasing any financial instruments (such as prepaid variable forward contracts, equity swaps, collars or exchange funds) or otherwise engaging in any transactions that hedge the risk of Company stock ownership.
Director Compensation
In March 2021, the compensation & human capital management committee, comprised solely of independent directors, recommended to the board for approval a compensation policy for non-employee directors (the “Director Compensation Policy”) after consideration of market data and based on the recommendation of its independent compensation consultant. Our Board approved the Director Compensation Policy. The Director Compensation Policy consists of the following:
Cash Compensation. Each of our directors, with the exception of Mr. Russell, will receive $12,500 per quarter to serve as a member of our board, and any future lead independent director of our board will receive an additional $7,500 per quarter to serve in such capacity. Our non-employee directors do not receive per meeting fees.
In addition, each chair of our audit committee, compensation & human capital management committee and nominating and ESG committee, will receive $6,250, $5,000 and $2,500 per quarter, respectively, for serving as chair of these committees. The members of our audit committee, compensation & human capital management committee and nominating and ESG committee who are not the chair of the respective committee, will receive $3,125, $2,500 and $1,250 per quarter, respectively, to serve on these committees.
Non-employee directors are reimbursed for all reasonable travel and related expenses incurred in connection with attending board and committee meetings.
Equity Awards. Additionally, directors who are not our employees each receive equity compensation.

The following table sets forth information concerning the compensation of our non-employee directors during the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Total ($)
Alec Gores	$54,056	$222,460	(6)	$276,516
Matthew Simoncini	65,639	222,460	(6)	288,099
Dr. Mary Lou Jepsen (3)	42,472	578,042	(7)	620,514
Katharine A. Martin (3)	57,917	578,042	(7)	635,959
Jun Hong Heng (4)	35,027	430,687	(8)	465,714
Dr. Shaun Maguire (4)	35,027	430,687	(8)	465,714
Scott A. McGregor (5)	13,236	—		13,236
Benjamin J. Kortlang (5)	13,236	—		13,236
(1)The following directors elected to receive payment in stock in lieu of cash pursuant to the Director Compensation Policy: Mr. Gores (3,586 shares), Mr. Simoncini (4,355 shares), Ms. Martin (3,843 shares), Dr. Jepsen (2,818 shares), and Dr. Maguire (2,324 shares). With respect to each such director, the underlying shares were issued based on the closing price of our common stock on the Nasdaq on December 15, 2021 ($15.07).
(2)Stock awards and option awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 14 of the Company’s consolidated financial statements for the year ended December 31, 2021.
(3)Commenced service as a Director on February 8, 2021.
(4)Commenced service as a Director on June 9, 2021.
(5)Ceased service as a Director on June 9, 2021.
(6)Represents 9,106 RSUs granted on June 9, 2021, and scheduled to vest on the earlier of June 9, 2022 or the date of our 2022 Annual Meeting of Stockholders, subject to the continuous service of the RSU holder on the vesting date. As of December 31, 2021, each of Messrs. Gores and Simoncini held 9,106 RSUs with an aggregate value of $153,982, based on the closing price of our common stock on the Nasdaq on December 31, 2021 ($16.91), and Mr. Simoncini held an aggregate 340,773 stock options in the Company, of which 134,889 were vested as of December 31, 2021.
(7)Represents (i) 14,627 RSUs granted on March 31, 2021, and scheduled to vest in three equal annual installments on the first, second and third anniversaries of February 8, 2021, subject to the RSU holder’s continued service as a member of the board of directors through each vesting date; and (ii) 9,106 RSUs granted on June 9, 2021, and scheduled to vest on the earlier of June 9, 2022 or the date of our 2022 Annual Meeting of Stockholders, subject to the continuous service of Dr. Jepsen and Ms. Martin on the vesting date. As of December 31, 2021, each of Dr. Jepsen and Ms. Martin held 23,733 RSUs with an aggregate value of $401,325, based on the closing price of our common stock on the Nasdaq on December 31, 2021 ($16.91).
(8)Represents 18,234 RSUs granted on June 10, 2021, and scheduled to vest in three equal annual installments on the first, second and third anniversaries of June 10, 2021, subject to the RSU holder’s continued service as a member of the board of directors through each vesting date. As of December 31, 2021, each of Mr. Heng and Dr. Maguire held 18,234 RSUs with an aggregate value of $308,337, based on the closing price of our common stock on the Nasdaq on December 31, 2021 ($16.91).

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and ESG committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board regarding director candidate qualifications. In recommending candidates for nomination, our nominating and ESG committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth above under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2023 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2023 Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and ESG committee is responsible for developing and recommending to our board the desired qualifications, expertise and characteristics of members of our board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and ESG committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, willingness and ability to devote adequate time and effort to board responsibilities in the context of the existing composition, other areas that are expected to contribute to the board’s overall effectiveness and needs of the board and its committees. Our board of directors affirms the value placed on diversity within our company. Through the nomination process, our nominating and ESG committee seeks to promote board membership that reflects a diversity of talents, skills, background, including with respect to age, gender, national origin, sexual orientation and identification, race, ethnicity and culture and expertise necessary to provide sound and prudent oversight with respect to the operations and interests of the business and has approved a requirement to have diverse candidates in its candidate pool of nominees. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

The following table provides information on the diversity of the current members of our board of directors as of April 13, 2022.
Board Diversity

Board Diversity Matrix (As of April 13, 2022)
Total Number of Directors	7
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	2
Part II: Demographic Background
African American or Black	--	--	--
Alaskan Native or Native American	--	--	--
Asian	--	1	--
Hispanic or Latino	--	--	--
Native Hawaiian or Pacific Islander	--	--	--
White	2	2	--
Two or More Races or Ethnicities	--	--	--
LGBTQ+	--
Did Not Disclose Demographic Background	2

PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS
The current Class I and Class III directors will serve until our annual meetings of stockholders to be held in 2024 and 2023, respectively, or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Upon the recommendation of the nominating and ESG committee, our board of directors has nominated Messrs. Gores and Simoncini to be elected as Class II directors at the Annual Meeting, each to serve a three-year term expiring at our annual meeting of stockholders to be held in 2025 or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Messrs. Gores and Simoncini who are both current Class II directors are standing for re-election at the Annual Meeting.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

The nominees and their ages, occupations and lengths of service on our board of directors as of April 13, 2022 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Alec E. Gores	68	Director nominee
Matthew J. Simoncini(1)(2)	61	Director nominee
____________
(1)    Member of the audit committee.
(2)    Member of the compensation & human capital management committee.
Alec E. Gores, has served as a member of our board of directors since December 2020. Mr. Gores is the Founder, Chairman and Chief Executive Officer of The Gores Group, a global investment firm focused on acquiring businesses that can benefit from the firm’s operating expertise. Mr. Gores implemented an operational approach to private equity investing when he founded The Gores Group in 1987 by operating businesses alongside management, or in some cases in lieu of management, to build value in those entities. Since then, the firm has acquired more than 120 businesses including a current portfolio of more 8 active companies worldwide. Mr. Gores began his career as a self-made entrepreneur and operating executive. In 1978, he self-funded and founded Executive Business Systems (EBS), a developer and distributor of vertical business software systems. Within seven years, EBS had become a leading value-added reseller in Michigan and employed over 200 people. In 1986, CONTEL purchased EBS, and Mr. Gores subsequently began acquiring and operating non-core businesses from major corporations and building value in those entities, a decision that ultimately led to the founding of what has evolved into The Gores Group today. Under his leadership, The Gores Group has continued to acquire businesses in need of operational and financial resources, while creating value and working with management teams to establish an entrepreneurial environment as a foundation for sustainable growth. This philosophy has served the firm well. Mr. Gores served as the Chairman of the Board of Directors of Gores Holdings I from its inception in June 2015 until completion of the Hostess acquisition in November 2016, as the Chairman of the Board of Directors of Gores Holdings II since its inception in August 2016 until completion of the Verra acquisition in October 2018 and as the Chairman of the Board of Directors of

Gores Holdings III since its inception in October 2017 until the completion of the PAE acquisition in February 2020, as the Chairman of the Board of Directors of Gores Holdings IV from June 2019 until the completion of the UWM acquisition in January 2021, as the Chairman of the Board of Directors of Gores Holdings V from June 2020 until the completion of the AMP acquisition in August 2021, as the Chairman of the Board of Directors of Gores Holdings from June 2020 until the completion of the Matterport acquisition in July 2021. Mr. Gores has served as the Chairman of the board of directors of Gores Holdings VII since September 2020, Gores Holdings VIII since September 2020, Gores Technology since December 2020, Gores Technology II since December 2020, Gores Guggenheim since December 2020 and Gores Holdings IX since January 2021 and Gores Holdings X since January 2021. Mr. Gores has also served as the Chief Executive Officer and a director of Gores Metropoulos II since July 2020. Mr. Gores holds a degree in Computer Science from Western Michigan University. Mr. Gores’ significant investment and financial expertise make him well qualified to serve as a member of our board of directors.
We believe Mr. Gores is qualified to serve on our board of directors based on his significant investment and financial expertise.
Matthew J. Simoncini has served as a member of our board of directors since December 2020 and previously served on Legacy Luminar’s board of directors since June 2020. Mr. Simoncini has served on the board of directors of Kensington Capital Acquisition Corp., a special purpose acquisition company focused on companies in the automotive sector, since June 2020. He previously served on the board of directors of Cooper-Standard Holdings Inc., a leading global supplier of systems and components for the automotive industry, from August 2018 to May 2020. From September 2011 until his retirement in February 2018, Mr. Simoncini served as President and Chief Executive Officer and as a member of the board of directors of Lear Corporation (“Lear”), a global automotive technology company, and he served as Chief Financial Officer of Lear from September 2007 to September 2011. Mr. Simoncini joined Lear in May 1999 after Lear acquired UT Automotive, a supplier of electronic and interior products for the auto industry, where he served as Director of Global Financial Planning & Analysis from April 1996 to May 1999. Mr. Simoncini holds a B.A. in business administration and an Honorary Doctorate of Law from Wayne State University.
We believe Mr. Simoncini is qualified to serve on our board of directors based on his extensive executive leadership and management experience and his significant strategic and financial expertise in the automotive and automotive-related industries.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 13, 2022 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Austin Russell	27	Chairperson, Director, President and Chief Executive Officer
Jun Hong Heng(1) (3)	40	Director
Mary Lou Jepsen, PhD(2)(3)	57	Director
Shaun Maguire, PhD(1)	36	Director
Katharine A. Martin (2)(3)	59	Director
___________
(1)    Member of the audit committee.
(2)    Member of the compensation & human capital management committee.
(3)    Member of the nominating and ESG committee.

Austin Russell has served as our President and Chief Executive Officer and as Chairperson and member of our board of directors since December 2020 and prior to this, served as President and Chief Executive Officer of Legacy Luminar and as a member of its board of directors since founding Legacy Luminar. Mr. Russell developed his first visioning system at age eleven by building prototype supercomputers and optoelectronic systems with real-world applications in mind. He wrote his first patent application at 12, and over the next four years worked on a host of photonics and imaging related technologies before he later became an independent researcher at the Beckman Laser Institute. After being recruited to Stanford for Applied Physics, he was awarded the Thiel Fellowship at 17 to pursue Legacy Luminar full-time with a vision to develop a new kind of sensing technology to make autonomous vehicles both safe and ubiquitous.
We believe that Mr. Russell is qualified to serve on our board of directors because he is our founder, our largest stockholder and has the long-term vision for Luminar and due to his operational and historical expertise gained from serving as Legacy Luminar’s President and Chief Executive Officer since Legacy Luminar’s inception.
Jun Hong Heng has served as a member of our board of directors since June 2021 and is the Founder and the Chief Investment Officer of Crescent Cove Advisors, LP (“Crescent Cove”) since August 2018. Since Feb 2021, Mr. Heng is also the Chairman and Chief Executive Officer of COVA Acquisition Corp. Mr. Heng is also the Founder of Crescent Cove Capital Management LLC and has served as its Chief Investment Officer since February 2016. Prior to Crescent Cove Capital Management LLC, Mr. Heng served as Principal of Myriad Asset Management, an investment firm, from August 2011 to January 2015, where he focused on Asian credit and equity, including special situations. From June 2008 to June 2011, he served as Vice President of Argyle Street Management, a spin-off from Goldman Sachs Asian Special Situations Group. Previously, Mr. Heng served as an analyst at Morgan Stanley, where he focused on Asia, and as an analyst at Bear, Stearns & Co., where he served in a multi-disciplinary role across technology, media and telecommunications, mergers and acquisitions, and equity and debt capital markets. Mr. Heng holds a B.B.A. in Finance and Accounting from the Stephen M. Ross School of Business at the University of Michigan.
We believe Mr. Heng is qualified to serve as a director based on his extensive investment and financial expertise.
Mary Lou Jepsen, PhD has served as a member of our board of directors since February 2021. Dr. Jepsen is the CEO, Founder and Chairperson of the board of directors of Openwater, a San Francisco-based medical laser imaging device technology company. Previously, Dr. Jepsen served as the Executive Director of Engineering at Facebook, Inc. and Head of Display Technologies at Oculus, and before that served a similar role at Google, Inc. and X (formerly Google X). She also co-founded and served as the Chief Technology Officer of One Laptop per Child, a nonprofit organization, of which she was the lead architect designing $100 laptops that were shipped to millions of children in the developing world. Dr. Jepsen has served on the board of directors of Lear Corporation (“Lear”), a leading, global tier-1 automotive components supplier, since March 2016. Dr. Jepsen holds a Ph.D. degree from Brown University in Optical Sciences, an M.S. from Massachusetts Institute of Technology in Visual Studies and a Sc.B. from Brown University in Electrical Engineering and Studio Art.
We believe Dr. Jepsen is qualified to serve on our board of directors based on her exceptional track record of leadership and innovation including her senior management experience in the technology industry and as a board member of a publicly traded company.
Shaun Maguire, PhD has served as a member of our board of directors since June 2021 and is currently a General Partner at Sequoia Capital. Prior to joining Sequoia Capital in 2019, Dr. Maguire served as Co-Founder and Chairman of Expanse (formerly known as Qadium) from May 2012 to December 2020, when Expanse was acquired by Palo Alto Networks. Dr. Maguire also served as Partner of GV from 2016 to 2019, Co-Founder of Escape Dynamics, Inc. from 2010 to 2015, Consultant at the

Defense Advanced Research Projects Agency from 2011 to 2012 and a member of the Algorithmic Trading Group at the DRW Trading Group in 2008. Dr. Maguire serves on the boards of Vise, AMP Robotics, Gather.town and Knowde. Dr. Maguire received his Ph.D. in Physics from the California Institute of Technology, M.S. in Control and Dynamical Systems from the California Institute of Technology, M.S. in Statistics from Stanford University and B.A. in Mathematics from the University of Southern California.
We believe that Dr. Maguire is qualified to serve as a director because of his significant investment, cybersecurity and technology expertise, which enables him to bring to the board of directors unique perspectives as well as valuable insights and experience.
Katharine A. Martin has served as a member of our board of directors since February 2021. Ms. Martin is the Chairperson of the board of directors of Wilson Sonsini Goodrich & Rosati and a partner of such firm. Prior thereto, Ms. Martin was a partner of Pillsbury Madison & Sutro LLP. Ms. Martin also serves on the board of directors of WildAid, a nonprofit organization, and YMCA of Silicon Valley, a nonprofit organization. She previously served on the board of directors of Nuance Communications, a technology pioneer and market leader in conversational artificial intelligence and ambient clinical intelligence, from 1999 to 2018. Ms. Martin has over thirty years’ experience practicing corporate and securities law, and has extensive experience representing public companies. Ms. Martin holds a J.D. from McGeorge School of Law and an undergraduate degree in Anthropology from the University of California, Berkeley.
We believe Ms. Martin is qualified to serve on our board of directors based on her legal and business background including her senior management experience.
There are no family relationships among any of our directors or executive officers.
Required Vote; Recommendation of the Board
Each director elected shall be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE TWO CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected Deloitte & Touche LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2022 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the number of votes cast “FOR” to exceed the number of votes cast “AGAINST” the proposal. In the event that Deloitte & Touche LLP is not ratified by our stockholders, the audit committee will review its future selection of Deloitte & Touche LLP as our independent registered public accounting firm.
Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2021. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Appointment of Deloitte & Touche LLP
In connection with the consummation of the Business Combination (the “Closing”) on December 2, 2020, the board of directors approved the appointment of Deloitte & Touche LLP as our independent registered accounting firm. Deloitte & Touche LLP served as the independent registered accounting firm for Legacy Luminar.
During the period from August 28, 2018 (inception) through December 31, 2019, and through December 2, 2020, neither the Company nor anyone on the Company’s behalf consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm Fees and Services
Deloitte & Touche LLP was appointed as our independent registered accounting firm in December 2020, upon the dismissal of KPMG. Deloitte & Touche LLP has audited the financial statements of Legacy Luminar since 2018.
The following tables present the aggregate fees billed by Deloitte & Touche LLP and KPMG to us (including Legacy Luminar, in the case of Deloitte & Touche LLP) for the years ended December 31, 2021 and 2020 (in thousands):

	Year Ended December 31,
	2021	2020(2)	2020(3)
Audit Fees(1)	$1,930	$1,625	$95
Audit-Related Fees	200	—	—
Tax Fees	—	—	—
All Other Fees	2	—	552
Total	$2,132	$1,625	$647

(1)Audit fees include fees for services performed to comply with the standards established by the Public Company Accounting Oversight Board, including the audit of our consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal independent auditor reasonably can provide, such as consent and assistance with and review of our SEC filings.
(2)Includes $1.1 million for audit fees billed for the annual audit of the Company’s 2019 consolidated financial statements included in the Registration Statement on Form S-4 and our Annual Report on Form 10-K for the year ended December 31, 2020, consents and review of other documents filed with the SEC.
(3)Represent fees billed for services for the period from January 1, 2020 through December 2, 2020 prior to the Business Combination. Audit Fees includes $82,000 for reviewing the Company’s three Quarterly Reports on Form 10-Q and proxy statement filed with the SEC.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit‑related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.
Prior to the Business Combination, all of the services listed in the table above provided by KPMG, LLP were approved by Gores in accordance with its policies then in effect. Following the Business Combination, all of the services listed in the table above provided by Deloitte were pre-approved by our board of directors.
Required Vote; Recommendation of the Board
Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and Deloitte & Touche LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2021. Our audit committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”).
Our audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Submitted by the Audit Committee
Matthew J. Simoncini, Chair
Jun Hong Heng
Shaun Maguire, PhD

EXECUTIVE OFFICERS
Our executive officers and their ages as of April 13, 2022 and positions with Luminar are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Austin Russell	27	Chairperson, Director, President and Chief Executive Officer
Thomas J. Fennimore	46	Chief Financial Officer
Alan Prescott	44	Chief Legal Officer and Corporate Secretary
Executive Officers
Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
Austin Russell. For a brief biography of Mr. Russell, please see “Proposal One: Election of Directors–Continuing Directors.”
Thomas J. Fennimore has served as our Chief Financial Officer since December 2020 and prior to this, held the same position with Legacy Luminar since July 2020. Prior to joining Luminar, Mr. Fennimore served as the Global Head of Automotive and the Co-Head of the Industrials Group at Jefferies Group, LLC from September 2014 to May 2020. From July 1997 to September 2014, Mr. Fennimore worked at Goldman Sachs, in a variety of roles with increasing responsibility, most notably as Global Head of Automotive and Co-Head of the Asia Industrials Group. Mr. Fennimore holds a B.A. in mathematics and a B.S. in engineering from Swarthmore College.
Alan Prescott has served as our Chief Legal Officer and Corporate Secretary since April 2021 and is an automotive and autonomous industry legal expert, engineer, and 20-year veteran from top OEM and technology companies. Mr. Prescott joined Luminar from Tesla, where he spent four years, acting most recently as General Counsel. Prior to Tesla, he led Uber’s Advanced Technology Group’s legal team as senior counsel, overseeing commercial, regulatory, litigation, privacy, and cybersecurity. Mr. Prescott’s career began at Ford Motor Company as a safety engineer before receiving his law degree from Georgetown University, after which he spent over ten years leading various legal operations within the automaker, concentrating on product development and manufacturing, as well as several years as Special Counsel to the General Counsel.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides an overview of our overall executive compensation program, including the philosophy and goals, main components of pay and the decision making process with respect to each of our named executive officers for 2021. We believe our compensation programs reflect our commitment to adhere to best practices and only reward positive performance.
For 2021 our named executive officers were:
•Austin Russell, President and Chief Executive Officer
•Thomas J. Fennimore, Chief Financial Officer
•Alan Prescott, Chief Legal Officer
•Jason Eichenholz, PhD, Chief Technology Officer
•M. Scott Faris, former Chief Business Officer
Overall Compensation Philosophy
We believe our compensation programs serve three primary purposes:
•To attract, retain, and motivate our employees, which is critical to successfully executing our organizational strategy.
•To align the interests of management with our stockholders through the use of incentive compensation the value of which is tied to company performance.
•To hold our executive officers accountable for company performance over the long-term by relying to a large extent on equity-based awards that vest over 4-6 years, weighted toward the end of that vesting period.
What We Do
•Pay-for-Performance Philosophy: A significant portion of our named executive officers’ target compensation is issued in RSUs that are by their nature tied to stock performance.
•Emphasize Long-Term Performance: Our compensation program focuses on achieving long-term strategic objectives, with RSU vesting typically occurring over a 4-6 year period.
•Provide Limited Perquisites: Our named executive officers receive perquisites consistent with or below industry practices and participate in the same plans generally at the same level and offering made available to other employees.
•Mitigate Risk: The compensation & human capital management committee, or the compensation committee, reviews our compensation programs annually and makes revisions to mitigate undue risk and align with market best practices.
•Clawback Policy: All awards granted under our 2020 Equity Incentive Plan are subject to recoupment in accordance with any clawback policy that the company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the board may impose such other clawback, recovery or recoupment provisions in an award agreement as the board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of an event constituting cause.
What We Don’t Do
•No Tax Gross-Ups: We do not provide any tax gross-ups on perquisites or benefits.
•Reprice or buyout of underwater stock options: We do not allow the repricing of stock options without stockholder approval.
We believe these practices, along with our pay-for-performance philosophy, combine to create a compensation program aligned with the interests of our stockholders.

Elements of Executive Compensation
The following table provides information regarding the elements of our executive compensation program.

ELEMENT	FORM	DESCRIPTION	OBJECTIVE AND BASIS
Base Salary	Cash
Base salary for each named executive officer is set at a level that is below market average considering the executive’s duties and authority, contributions, prior experience and sustained performance, in order that pay is primarily achieved through other compensation that is aligned with long-term Company and stockholder value.

Attract and retain highly qualified executives. Determined based on skills, experience, contribution, external benchmarking and performance when reviewed on an annual basis (except that historically, and at Legacy Luminar, Mr. Russell had voluntarily chosen to receive a base salary below industry practice).

Discretionary Cash Bonuses	Cash
The actual annual cash bonuses awarded to each named executive officer for 2021 performance are set forth in the Summary Compensation Table in the column titled “Bonus.” Except with respect to the offer letters as described below, we do not have any formal arrangements with our named executive officers providing for annual cash bonus awards.
Linked to the company’s annual financial and strategic performance, as well as contributions made by the recipient.
Long-Term Incentive (2020 Equity Incentive Plan)	RSUs
In 2021, each of our named executive officers (other than Mr. Russell) received time-based RSUs under the 2020 Equity Incentive Plan, in each case as described below under “-2021 Grants of Plan-Based Awards.”

Align the interests of our named executive officers with those of our stockholders; motivate our named executive officers to create value in the company over a longer term (generally over a 4-6 year vesting period).

Long-Term Incentive (Management Longer Term Equity Incentive Plan)	Stock Awards	Permits the grant of stock awards related to the achievement of certain underlying triggering events.	Attract and retain highly qualified executives. Align the interests of our named executive officers with those of our stockholders.
Benefits and Perquisites	Varies
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness; short- and long-term disability insurance; a health reimbursement account; a health savings account; a flexible spending account; and a tax-qualified Section 401(k) plan for which no employer match is provided.
We do not maintain any executive-specific benefit or perquisite programs.

Based on data provided by our independent compensation consultant, Compensia, our compensation committee generally seeks to target total cash compensation at the 50th percentile of peer companies, and long-time incentive compensation at the 75th percentile of peer companies.
Our Executive Compensation Process

Compensation Committee
The compensation committee oversees and approves key aspects of executive compensation, including salary, annual bonuses (if any), long-term incentives, and benefits, with input from our board of directors and its independent compensation consultant, Compensia.

Management
The President and Chief Executive Officer works closely with the compensation committee in managing the executive compensation program, providing input and attending meetings of the compensation committee as appropriate. The President and Chief Executive Officer makes recommendations to the compensation committee regarding compensation for each executive officer (other than his own).

Independent Compensation Consultant
Compensia, provides research survey information and analysis, incentive design expertise and other analyses related to compensation levels and design. Compensia also updates the compensation committee on trends and developments related to executive compensation design and provides its views to the compensation committee on best practices, including competitiveness when evaluating executive pay programs and policies. Compensia has been retained by and reports directly to the compensation committee and does not have any other consulting engagements with management or the company.

Distribution of Compensation
We weight a significant proportion of total compensation toward long-term compensation, which can reinforce management’s commitment to enhancing profitability and stockholder value over the long-term more meaningfully than cash compensation. In 2021, 98% of the compensation paid to our named executive officers was issued in the form of stock awards, ensuring that management is highly committed to enhancing profitability and stockholder value over the long-term.
Description of Employment Agreements
Thomas J. Fennimore Offer Letter
On April 3, 2020, Legacy Luminar and Mr. Fennimore entered into an offer letter. Pursuant to this agreement, Mr. Fennimore is entitled to a base salary of $300,000 per year and is eligible to participate in our employee benefits plans. The agreement also provides for a cash bonus of $200,000, payable in four equal installments on the first pay period following the end of Q2 2020, Q3 2020, Q4 2020 and Q1 2021, subject to his employment through the payment date of each such bonus. Beginning in Q2 2021, Mr. Fennimore became eligible to receive an annual discretionary performance-based cash bonus of up to $200,000, payable on a quarterly basis and subject to his full-time employment through the payment date of each such bonus. In addition, Mr. Fennimore is also entitled to (i) $50,000 to assist with miscellaneous relocation expenses, and (ii) up to $50,000 to cover any net loss resulting from the sale of his primary residence, provided that the sales price of his residence is less than the original purchase price. In the event that Mr. Fennimore is terminated by the Company due to no fault of his own, he will be entitled to receive, as severance benefits, an amount equal to six months of his annual base salary, subject to his execution (without revocation) of a general release of claims in favor of Luminar.
On May 11, 2020, Legacy Luminar and Mr. Fennimore entered into an offer letter to provide for (i) payment of an hourly wage at the rate of $150 per hour and (ii) the grant of the option referenced in the April 3, 2020 offer letter, in each case, during Mr. Fennimore’s part-time employment with Legacy Luminar prior to his commencement of full-time employment. Upon Mr. Fennimore’s transition to full-time employment with Legacy Luminar, which commenced on July 10, 2020, he became eligible for the benefits, including base salary, set forth in his April 3, 2020 offer letter.
Alan Prescott Offer Letter
On March 25, 2021, we and Mr. Prescott entered into an offer letter, which was amended by an employment agreement on November 11, 2021. Pursuant to this agreement, as amended, Mr. Prescott is entitled to a base salary of $300,000 per year and is eligible for a $50,000 annual bonus based on satisfactory achievement of performance goals and to participate in our employee benefit plans. Mr. Prescott’s employment is “at-will” and is terminable by either party at any time. Among other equity-based incentives in his employment agreement, Mr. Prescott was awarded 353,000 RSUs, scheduled to vest over four years from his start date, subject to his continued service on each vesting date, provided that in the event that Mr. Prescott is terminated, resigns for good cause, or we experience a change of control, he will be entitled to the immediate vesting of the remaining unvested shares of such RSU grant. Mr. Prescott’s employment agreement-related RSUs are discussed in greater detail under “–Outstanding Equity Awards at December 31, 2021 Fiscal Year-End” below.
M. Scott Faris Offer Letter
On February 22, 2017, Legacy Luminar and Mr. Faris entered into an offer letter. Pursuant to this agreement, Mr. Faris was entitled to a base salary of $300,000 per year and was eligible to participate in our employee benefits plans. Mr. Faris’s employment was “at-will” and was terminable by either party at any time, without the payment of severance in excess of then-accrued compensation. Mr. Faris left the Company on November 9, 2021.
Jason Eichenholz, PhD, Offer Letter
On May 4, 2020, Legacy Luminar and Dr. Eichenholz entered into an offer letter, which formalized an employment agreement made in 2019. Pursuant to this agreement, Dr. Eichenholz is entitled to a base salary of $300,000 per year, continued eligibility for annual bonuses in a minimum amount of $20,000 per year and, subject to the approval of the board of directors, a stock option to purchase 100,000 shares of Class A common stock. Dr. Eichenholz’s employment is “at-will” and may be terminated by either party at any time, without the payment of severance in excess of then-accrued compensation. Dr. Eichenholz ceased serving as an executive officer of the Company on June 9, 2021.
Description of Management Longer Term Equity Incentive Plan
In December 2020, our board adopted and our stockholders approved the Management Longer Term Equity Incentive Plan. The Management Longer Term Equity Incentive Plan became effective on the six-month anniversary of the Closing.
Purpose
The Management Longer Term Equity Incentive Plan is intended to (i) attract and retain the best available personnel to ensure our success and accomplish our goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with our stockholders; and (iii) promote the success of our business.
Types of Stock Awards
The Management Longer Term Equity Incentive Plan permits the grant of stock awards related to the achievement of certain underlying triggering events (“Incentive Shares” or “shares”).

Share Reserve
Number of Incentive Shares
Subject to adjustments as set forth in the Management Longer Term Equity Incentive Plan, the maximum aggregate number of shares of Class A Stock that may be issued under the Management Longer Term Equity Incentive Plan is 25,818,749 shares. The shares may be authorized, but unissued, or reacquired Class A Stock. One-sixth (1/6) of the share pool becomes available for issuance based on (including prior to but contingent upon) the occurrence of each of six distinct triggering events, which occur if the Common Share Price (as defined in the Management Longer Term Equity Incentive Plan) is greater than $31, $34, $37, $40, $43 and $46, respectively.
Lapsed Awards
If a participant receives Incentive Shares (as defined in the Management Longer Term Equity Incentive Plan) prior to the triggering event to which such shares relate, and forfeits his or her Incentive Shares prior to such triggering event, then such forfeited Incentive Shares shall again become available for issuance under the Management Longer Term Equity Incentive Plan.
Eligibility
Employees, directors and independent contractors of us or our affiliates are all eligible to participate in the Management Longer Term Equity Incentive Plan.
Administration
The Management Longer Term Equity Incentive Plan is administered by the board of directors or a committee thereof, which committee will be constituted to satisfy applicable laws (the “Administrator”). To the extent desirable to qualify transactions under the Management Longer Term Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated under the Management Longer Term Equity Incentive Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.
Subject to the terms of the Management Longer Term Equity Incentive Plan, the Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the Management Longer Term Equity Incentive Plan; (ii) select the service providers to whom Incentive Shares may be granted under the Management Longer Term Equity Incentive Plan; (iii) determine the number of Incentive Shares to be covered by each stock award granted under the Management Longer Term Equity Incentive Plan; (iv) approve forms of stock award agreements for use under the Management Longer Term Equity Incentive Plan; (v) construe and interpret the terms of the Management Longer Term Equity Incentive Plan and stock awards granted pursuant to the Management Longer Term Equity Incentive Plan; (vi) prescribe, amend and rescind rules and regulations relating to the Management Longer Term Equity Incentive Plan; (vii) modify or amend each stock award (subject to the terms of the Management Longer Term Equity Incentive Plan); (viii) allow participants to satisfy tax withholding obligations in such manner as prescribed in the Management Longer Term Equity Incentive Plan; (ix) authorize any person to execute on our behalf any instrument required to effect the grant of a stock award previously granted by the Administrator; and (x) make all other determinations deemed necessary or advisable for administering the Management Longer Term Equity Incentive Plan.
To the extent permitted by applicable law, the Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Management Longer Term Equity Incentive Plan to one or more of our directors or officers.

Nontransferability of Stock Awards
Unless determined otherwise by the Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Administrator deems appropriate.
Recoupment Policy
All stock awards granted under the Management Longer Term Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the board may impose such other clawback, recovery or recoupment provisions in a stock award agreement as the board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with us.
Effect of a Change in Control
Upon any of the following events (each a Change in Control under the Management Longer Term Equity Incentive Plan):
•a transfer of all or substantially all of the Company’s assets;
•a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person;
•the consummation of a transaction in which any person becomes the beneficial owner, directly or indirectly, of at least 50% of our then outstanding capital stock; or
•a change in the effective control of the Company;
and such Change in Control that will result in the holders of Class A Stock receiving a per share price equal to or in excess of the applicable Common Share Price required in connection with any triggering event under the Management Longer Term Equity Incentive Plan, then immediately prior to the consummation of such Change in Control (i) any such triggering event that has not previously occurred shall be deemed to have occurred and (ii) the Company may issue the applicable Incentive Shares to participants (in accordance with the terms of the Management Longer Term Equity Incentive Plan), and the participants shall be eligible to participate in such Change in Control.
Amendment, Termination and Duration of the Management Longer Term Equity Incentive Plan
The Management Longer Term Equity Incentive Plan will continue in effect for a term of 5 years measured from the six-month anniversary of the Closing, unless terminated earlier under the terms of the Management Longer Term Equity Incentive Plan. The Administrator may at any time amend (subject to the terms of the Management Longer Term Equity Incentive Plan), suspend or terminate the Management Longer Term Equity Incentive Plan pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as otherwise required by applicable law.
Description of 2020 Equity Incentive Plan
In December 2020, our board adopted and our stockholders approved the 2020 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan became effective upon the Closing.

Purpose
The Equity Incentive Plan is intended to (i) attract and retain the best available personnel to ensure our success and accomplish our goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with our stockholders; and (iii) promote the success of our business. The Equity Incentive Plan is a successor to the Legacy Luminar Stock Plan.
Types of Stock Awards
The Equity Incentive Plan permits the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, SARs, performance units and performance shares (all such types of awards, collectively, “stock awards”).
Share Reserve
Number of Shares
Subject to adjustments as set forth in the Equity Incentive Plan, the maximum aggregate number of shares of Class A Stock that may be issued under the Equity Incentive Plan is 36,588,278 shares. The shares may be authorized, but unissued, or reacquired Class A Stock. Furthermore, subject to adjustments as set forth in the Equity Incentive Plan, in no event shall the maximum aggregate number of shares that may be issued under the Equity Incentive Plan pursuant to incentive stock options exceed the number set forth above plus, to the extent allowable under Section 422 of the U.S. Tax Code and the regulations promulgated thereunder, any shares that again become available for issuance pursuant to the Equity Incentive Plan.
Lapsed Awards
To the extent a stock award expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall continue to be available under the Equity Incentive Plan for issuance pursuant to future stock awards. Shares issued under the Equity Incentive Plan and later forfeited to us due to the failure to vest or repurchased by us at the original purchase price paid to us for the shares (including without limitation upon forfeiture to or repurchase by us in connection with a participant ceasing to be a service provider) shall again be available for future grant under the Equity Incentive Plan. The following shares shall not be added to the shares authorized for grant under the Equity Incentive Plan and shall not be available for future grants of awards: (i) shares tendered or withheld in payment of the exercise price of an option or to satisfy any tax withholding obligation; (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right; and (iii) shares purchased on the open market with the cash proceeds from the exercise of options.
Eligibility
Employees, directors and independent contractors of us or our affiliates are all eligible to participate in the Equity Incentive Plan. Incentive stock options may only be granted to employees.
Administration
The Equity Incentive Plan is administered by the board of directors or a committee thereof, which committee will be constituted to satisfy applicable laws (the “Administrator”). To the extent desirable to qualify transactions under the Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated under the Equity Incentive Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

Subject to the terms of the Equity Incentive Plan, the Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the Equity Incentive Plan; (ii) select the service providers to whom stock awards may be granted under the Equity Incentive Plan; (iii) determine the number of shares to be covered by each stock award granted under the Equity Incentive Plan; (iv) approve forms of stock award agreements for use under the Equity Incentive Plan; (v) determine the terms and conditions, not inconsistent with the terms of the Equity Incentive Plan, of any stock award granted thereunder; (vi) institute and determine the terms and conditions of an exchange program under the terms of the Equity Incentive Plan (subject to stockholder approval); (vii) construe and interpret the terms of the Equity Incentive Plan and stock awards granted pursuant to the Equity Incentive Plan; (viii) prescribe, amend and rescind rules and regulations relating to the Equity Incentive Plan; (ix) modify or amend each stock award (subject to the terms of the Equity Incentive Plan); (x) allow participants to satisfy tax withholding obligations in such manner as prescribed in the Equity Incentive Plan; (xi) authorize any person to execute on our behalf any instrument required to effect the grant of a stock award previously granted by the Administrator; (xii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under a stock award; and (xiii) make all other determinations deemed necessary or advisable for administering the Equity Incentive Plan.
To the extent permitted by applicable law, the Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Equity Incentive Plan to one or more of our directors or officers.
Stock Options
Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to favorable tax treatment) or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to our or our subsidiaries’ employees.
The term of each stock option will be stated in the stock award agreement. In the case of an incentive stock option, the term will be 10 years from the date of grant or such shorter term as may be provided in the stock award agreement. Moreover, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of our stock or the stock of any subsidiary, the term of the incentive stock option will be five years from the date of grant or such shorter term as may be provided in the stock award agreement.
The per share exercise price for the shares to be issued pursuant to exercise of a stock option will be determined by the Administrator, subject to the following: in the case of an incentive stock option (i) granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; and (ii) granted to any other employee, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, stock options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a corporate reorganization, liquidation, etc., described in the U.S. Tax Code Section 424(a).
At the time a stock option is granted, the Administrator will fix the period within which the stock option may be exercised and will determine any conditions that must be satisfied before the stock option may be exercised. The Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment.

If a participant ceases to be a service provider other than for “Cause,” as defined in the Equity Incentive Plan, the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement to the extent that the stock option is vested on the date of termination (but in no event later than the expiration of the term of such stock option). In the absence of a specified time in the stock award agreement, to the extent vested as of a participant’s termination, the stock option will remain exercisable for 12 months following a termination for death or disability, and 3 months following a termination for any other reason other than Cause. Any outstanding stock option (including any vested portion thereof) held by a participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause.
Stock Appreciation Rights (SARs)
The Administrator will determine the terms and conditions of each SAR, except that the exercise price for each SAR cannot be less than 100% of the fair market value of the underlying shares of Class A Stock on the date of grant. Upon exercise of a SAR, a participant will receive payment from us in an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of our Class A Stock, as determined by the Administrator. SARs are exercisable at the times and on the terms established by the Administrator.

Restricted Stock and RSUs
Restricted stock awards are grants of shares of Class A Stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of our Class A Stock.
In determining whether restricted stock or RSUs should be granted, and/or the vesting schedule for such a stock award, the Administrator may impose whatever conditions on vesting as it determines to be appropriate. For example, the Administrator may determine to grant restricted stock or RSUs only if performance goals established by the Administrator are satisfied. Any performance goals may be applied on a Company-wide or an individual business unit basis, as determined by the Administrator. Please refer to the discussion below under “-Performance Goals” for more information.
During the period of restriction, participants holding restricted stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid. Any dividends or distributions paid with respect to such shares will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock with respect to which they were paid.
During the vesting period, participants holding RSUs will hold no voting rights by virtue of such RSUs. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof. Any dividend equivalents awarded with respect to such RSUs will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the RSUs with respect to which they were awarded.
Performance Units and Performance Shares
Performance units and performance shares are stock awards that will result in a payment to a participant only if the performance goals that the Administrator establishes are satisfied. The Administrator will determine the applicable performance goals. Please refer to the discussion below under “-Performance Goals” for more information. After the applicable performance period has ended, the participant will be entitled to receive a payout of the number of performance units or shares earned during the performance period, depending upon the extent to which the applicable performance objectives have been achieved.

Performance Goals
The Administrator in its discretion may make performance goals applicable to a participant with respect to a stock award. In the Administrator’s discretion, one or more of the following performance goals may apply: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets, return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share; (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects; and (27) enterprise resource planning. Stock awards issued to participants may take into account other criteria (including subjective criteria).
Outside Director Limitations
No non-employee director (“Outside Director”) may receive awards under the Equity Incentive Plan with a total grant date fair value that, when combined with cash compensation received for service as an Outside Director, exceeds $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as an Outside Director. Stock awards granted to an individual while he or she was serving in the capacity as an employee or while he or she was an independent contractor but not an Outside Director will not count for purposes of these limitations.
Leaves of Absence / Transfer Between Locations
The Administrator has the discretion to determine at any time whether and to what extent the vesting of stock awards shall be suspended during any leave of absence. A participant will not cease to be an employee in the case of (i) any leave of absence approved by the participant’s employer or (ii) transfers between our locations or between us and any subsidiary. If an employee holds an incentive stock option and such leave exceeds 3 months then, for purposes of incentive stock option status only, such employee’s service as an employee shall be deemed terminated on the first day following such 3 month period and the incentive stock option shall thereafter automatically treated for tax purposes as a nonstatutory stock option in accordance with applicable laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written policy of the Company.
Nontransferability of Stock Awards
Unless determined otherwise by the Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Administrator deems appropriate.

Recoupment Policy
All stock awards granted under the Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the board may impose such other clawback, recovery or recoupment provisions in a stock award agreement as the board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with us.
Effect of a Change in Control
Upon any of the following events (each a Change in Control under the Equity Incentive Plan):
•a transfer of all or substantially all of the Company’s assets;
•a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person;
•the consummation of a transaction in which any person becomes the beneficial owner, directly or indirectly, of at least 50% of our then outstanding capital stock; or
•a change in the effective control of the Company;
except as set forth in a stock award agreement, each outstanding stock award (vested or unvested) will be treated as the Administrator determines, which may include (a) our continuation of such outstanding stock awards (if we are the surviving corporation); (b) the assumption of such outstanding stock awards by the surviving corporation or its parent; (c) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (d) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (i) the fair market value of the shares subject to such stock awards as of the closing date of such Change in Control over (ii) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); or (e) the opportunity for participants to exercise the stock options prior to the occurrence of the Change in Control and the termination (for no consideration) upon the consummation of such Change in Control of any stock options not exercised prior thereto.
Amendment, Termination and Duration of the Equity Incentive Plan
The Equity Incentive Plan will continue in effect for a term of 10 years measured from board approval date, unless terminated earlier under the terms of the Equity Incentive Plan. The Administrator may at any time amend, alter, suspend or terminate the Equity Incentive Plan pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as otherwise required by applicable law.
Description of Legacy Luminar’s Amended and Restated 2015 Stock Plan
General
Legacy Luminar’s board of directors originally adopted, and the Legacy Luminar stockholders approved, the Legacy Luminar Stock Plan, each on June 26, 2015. The Legacy Luminar Stock Plan was last amended on January 24, 2020. The Legacy Luminar Stock Plan provides for the grant of Legacy Luminar Stock Options to Legacy Luminar employees (and employees of any parent or subsidiary of Legacy Luminar), and for the grant of non-statutory Legacy Luminar Stock Options and Legacy Luminar restricted stock to Legacy Luminar employees, directors and consultants (and employees and consultants of any parent, subsidiary or affiliate of Legacy Luminar). We assumed the Legacy Luminar Stock Plan upon the Closing. The Legacy Luminar Stock Plan has been terminated except that the outstanding awards previously granted under the Legacy Luminar Stock Plan continue to remain outstanding under the Legacy Luminar Stock Plan (except that such awards converted into awards of Class A Stock or options for Class A Stock upon the Closing) until terminated pursuant to the terms thereof.
Plan Administration
The board of directors administers the Legacy Luminar Stock Plan.
Types of Awards
The Legacy Luminar Stock Plan provides for the grant of stock options and restricted stock.
Stock Options
Legacy Luminar’s board of directors granted Legacy Luminar Stock Options under the Legacy Luminar Stock Plan, which we assumed in the Closing. The exercise price per share applicable to such options was equal to at least the fair market value per share of Legacy Luminar stock on the date of grant. The term of options granted under the Legacy Luminar Stock Plan did not exceed 10 years; provided, however, that any Legacy Luminar Stock Options granted to a participant who owned more than 10% of the total combined voting power of all classes of Legacy Luminar stock, or of certain of Legacy Luminar’s subsidiary corporations, did not have a term in excess of 5 years and had an exercise price per share of at least 110% of the fair market value per share of Legacy Luminar stock on the grant date. Subject to the provisions of the Legacy Luminar Stock Plan, Legacy Luminar’s board of directors determined the remaining terms of the Legacy Luminar Stock Options (e.g., vesting). After the termination of service of an employee, director or consultant, the participant may exercise his or her option, to the extent vested, for the period of time stated in his or her option agreement. If termination is due to death, then 100% of the then unvested shares shall immediately vest and become exercisable as of date of such termination. If termination is due to death or disability, the option will remain exercisable for 12 months. For certain options and so long as the applicable employees that have completed at least two years of continuous service, the option will remain exercisable until the earliest of (a) 10 years from the date of the option grant; or (b) the later of (i) one year after termination (in the event such termination occurs after going public) and (ii) one year after going public. In all other cases except for a termination for cause, the Legacy Luminar Stock Options will generally remain exercisable for three months following the termination of service. In the event of a termination for cause, the Legacy Luminar Stock Options will immediately terminate. However, in no event may an option be exercised later than the expiration of its term.
Non-transferability of Awards
Unless the board provides otherwise, the Legacy Luminar Stock Plan generally does not allow for the transfer of awards or shares acquired pursuant to an award and only the recipient of an option may exercise such an award during his or her lifetime.
Certain Adjustments
In the event of certain corporate events or changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Legacy Luminar Stock Plan, the board will make adjustments to one or more of the number, kind and class of securities that may be delivered under the Legacy Luminar Stock Plan and/or the number, kind, class and price of securities covered by each outstanding award.

Dissolution or liquidation
In the event of our dissolution or liquidation, each Legacy Luminar stock option and stock purchase right will terminate immediately prior to the consummation of such action, unless otherwise determined by the board.
Corporate Transactions
The Legacy Luminar Stock Plan, as assumed by us, provides that in the event of certain significant corporate transactions, including: (i) a transfer of all or substantially all of our assets, (ii) a merger, consolidation or other capital, reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owner, directly or indirectly, of more than 50% of our then outstanding capital stock, each outstanding award will be treated as the board determines.
Amendment or Termination
Our board has terminated the Legacy Luminar Stock Plan, provided that the outstanding awards previously granted under the Legacy Luminar Stock Plan continue to remain outstanding under the Legacy Luminar Stock Plan (except that such awards converted into awards of Class A Stock or options for Class A Stock upon the Closing).
Description of Employee Stock Purchase Plan
In December 2020, our board adopted and our stockholders approved the Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective upon the Closing.
Purpose
The ESPP provides a means by which eligible employees and/or eligible service providers of either the Company or an affiliate may be given an opportunity to purchase shares of Class A Stock. The ESPP permits us to grant a series of purchase rights to eligible employees and/or eligible service providers. By means of the ESPP, we seek to retain and assist our affiliates in retaining the services of such eligible employees and eligible service providers, to secure and retain the services of new eligible employees and eligible service providers and to provide incentives for such persons to exert maximum efforts for our success and that of our affiliates.
The ESPP includes two components: a “423 Component” and a “Non-423 Component.” We intend the 423 Component to qualify as an employee stock purchase plan pursuant to Section 423 of the U.S. Tax Code. The provisions of the 423 Component will be construed in a manner that is consistent with the requirements of Section 423 of the U.S. Tax Code, including without limitation to extend and limit ESPP participation in a uniform and non-discriminating basis. In addition, the ESPP authorizes grants of purchase rights under the Non-423 Component that do not meet the requirements of an employee stock purchase plan under Section 423 of the Code. Except as otherwise provided in the ESPP or determined by the board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. Eligible employees will be able to participate in the 423 Component or Non-423 Component of the ESPP. Eligible service providers (who may or may not be eligible employees) will only be able to participate in the Non-423 Component of the ESPP.
Administration
The board administers the ESPP and will have the final power to construe and interpret both the ESPP and the rights granted under it. Further, the board has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase Class A Stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether any employee or other service provider will be eligible to participate in the ESPP.
The board has the power to delegate administration of the ESPP to a committee composed of one or more members of the board. As used herein with respect to the ESPP, the term “board” refers to any committee the board appoints, and to the board. Whether or not the board has delegated administration of the ESPP to a committee, the board will have the final power to determine all questions of policy and expediency that may arise in the administration of the ESPP.
Stock Subject to the ESPP
Subject to adjustments as provided in the ESPP, the maximum number of shares of Class A Stock that may be issued under the ESPP will not exceed 7,317,655 shares of Class A Stock. If any purchase right granted under the ESPP terminates without having been exercised in full, the shares of Class A Stock not purchased under such purchase right will again become available for issuance under the ESPP.
Offerings
The ESPP is implemented by offerings of rights to all eligible employees and eligible service providers from time to time. Offerings may comprise one or more purchase periods. The maximum length for an offering under the ESPP is 27 months. The provisions of separate offerings need not be identical. When a participant elects to join an offering, he or she is granted a purchase right to acquire shares of Class A Stock on each purchase date within the offering, each corresponding to the end of a purchase period within such offering. On each purchase date, all payroll deductions collected from the participant during such purchase period are automatically applied to the purchase of Class A Stock, subject to certain limitations.
Eligibility
Purchase rights may be granted only to our employees, employees of qualifying related corporations or, solely with respect to the Non-423 Component, employees of an affiliate (other than a qualifying related corporation) or eligible service providers. The board may provide that employees will not be eligible to be granted purchase rights under the ESPP if, on the offering date, the employee (i) has not completed at least 2 years of service since the employee’s last hire date (or such lesser period as the board may determine), (ii) customarily works not more than 20 hours per week (or such lesser period as the board may determine), (iii) customarily works not more than 5 months per calendar year (or such lesser period as the board may determine), (iv) is an officer within the meaning of Section 16 of the Exchange Act, (v) is a highly compensated employee within the meaning of the U.S. Tax Code, or (vi) has not satisfied such other criteria as the board may determine consistent with Section 423 of the U.S. Tax Code. Unless otherwise determined by the board for any offering, an employee will not be eligible to be granted purchase rights unless, on the offering date, the employee customarily works more than 20 hours per week and more than 5 months per calendar year, and has been employed by us or a related corporation or affiliate for at least 3 continuous months preceding such offering date.
No employee will be eligible for the grant of any purchase rights if, immediately thereafter, such employee owns stock possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any related corporation. An eligible employee may be granted purchase rights only if such purchase rights, together with any other rights granted under all our and any related corporations’ employee stock purchase plan, do not permit such eligible employee’s rights to purchase stock in excess of $25,000 worth of stock in any calendar year.

Participation in the ESPP
On each offering date, each eligible employee or eligible service provider, pursuant to an offering made under the ESPP, will be granted a purchase right to purchase up to that number of shares of Class A Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the board; provided however, that in the case of eligible employees, such percentage or maximum dollar amount will in either case not exceed 15% of such employee’s earnings during the period that begins on the offering date (or such later date as the board determines for a particular offering) and ends on the date stated in the offering, which date will be no later than the end of the offering, unless otherwise provided for in an offering.
Purchase Price
The purchase price of shares of Class A Stock acquired pursuant to purchase rights will be not less than the lesser of (i) 85% of the fair market value of the shares of Class A Stock on the offering date; or (ii) 85% of the fair market value of the shares of Class A Stock on the applicable purchase date (i.e., the last day of the applicable purchase period).
Payment of Purchase Price; Payroll Deductions
The purchase price of the shares is accumulated by payroll deductions over the offering. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with our general funds. No interest will accrue on such payroll deductions. To the extent permitted in the offering document, a participant may make additional payments into such account. If required under applicable laws or regulations or if specifically provided in the offering, in addition to or instead of making contributions by payroll deductions, a participant may make contributions through a payment by cash, check, or wire transfer prior to a purchase date, in a manner we direct.
Purchase of Stock
The board will establish one or more purchase dates during an offering on which purchase rights granted for that offering will be exercised and shares of Class A Stock will be purchased in accordance with such offering. In connection with each offering, the board may specify a maximum number of shares of Class A Stock that may be purchased by any participant or all participants. If the aggregate purchase of shares of Class A Stock issuable on exercise of purchase rights granted under the offering would exceed any such maximum aggregate number, then, in the absence of any board action otherwise, a pro rata (based on each participant’s accumulated contributions) allocation of the shares of Class A Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
Withdrawal
During an offering, a participant may cease making contributions and withdraw from the offering by delivering a withdrawal form. We may impose a deadline before a purchase date for withdrawing. On such withdrawal, such participant’s purchase right in that offering will immediately terminate and we will distribute as soon as practicable to such participant all of his or her accumulated but unused contributions without interest and such participant’s purchase right in that offering will then terminate. A participant’s withdrawal from that offering will have no effect on his or her eligibility to participate in any other offerings under the ESPP, but such participant will be required to deliver a new enrollment form to participate in subsequent offerings.

Termination of Employment
Purchase rights granted pursuant to any offering under the ESPP will terminate immediately if the participant either (i) is no longer an eligible employee or eligible service provider for any reason or for no reason, or (ii) is otherwise no longer eligible to participate. We shall have the exclusive discretion to determine when a participant is no longer actively providing services and the date of the termination of employment or service for purposes of the ESPP. As soon as practicable, we will distribute to such individual all of his or her accumulated but unused contributions without interest.
Restrictions on Transfer
During a participant’s lifetime, purchase rights will be exercisable only by such participant. Purchase rights are not transferable by a participant, except by will, by the laws of descent and distribution, or, if we so permit, by a beneficiary designation.
Exercise of Purchase Rights
On each purchase date, each participant’s accumulated contributions will be applied to the purchase of shares of Class A Stock, up to the maximum number of shares of Class A Stock permitted by the ESPP and the applicable offering, at the purchase price specified in the offering. Unless otherwise specified in the ESPP, no fractional shares will be issued and, if any amount of accumulated contributions remains in a participant’s account after the purchase of shares of Class A Stock on the final purchase date in an offering, such remaining amount will roll over to the next offering.
No purchase rights may be exercised to any extent unless and until the shares of Class A Stock to be issued on such exercise under the ESPP are covered by an effective registration statement pursuant to the Securities Act, and the ESPP is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control, and other laws applicable to the ESPP. If, on the purchase date, as delayed to the maximum extent permissible, the shares of Class A Stock are not registered and the ESPP is not in material compliance with all applicable laws or regulations, no purchase rights will be exercised and all accumulated but unused contributions will be distributed as soon as practicable to the participants without interest.
Capitalization Adjustments
In the event of a capitalization adjustment, the board will appropriately and proportionately adjust: (i) the classes and maximum number of securities subject to the ESPP, (ii) the classes and maximum number of securities by which the share reserve is to increase automatically each year pursuant to the ESPP, (iii) the classes and number of securities subject to, and the purchase price applicable to outstanding offerings and purchase rights, and (iv) the classes and number of securities that are the subject of the purchase limits under each ongoing offering.
Dissolution or Liquidation
In the event of the Company’s dissolution or liquidation, the board will shorten any offering then in progress by setting a new purchase date prior to the consummation of such proposed dissolution or liquidation. The board will notify each participant in writing, prior to the new purchase date that the purchase date for the participant’s purchase rights has been changed to the new purchase date and that such purchase rights will be automatically exercised on the new purchase date, unless prior to such date the participant has withdrawn from the offering.

Effect of a Change in Control:
Upon any of the following events (each a Change in Control under the ESPP):
•a transfer of all or substantially all of the Company’s assets;
•a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person;
•the consummation of a transaction in which any person becomes the beneficial owner, directly or indirectly, of at least 50% of our then outstanding capital stock; or
•a change in the effective control of the Company;
any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding purchase rights or may substitute similar rights for outstanding purchase rights, or, if any surviving or acquiring corporation (or its parent company) does not assume or continue such purchase rights or does not substitute similar rights for such purchase rights, then the participants’ accumulated contributions will be used to purchase shares of Class A Stock prior to the Change in Control under the outstanding purchase rights, and the purchase rights will terminate immediately after such purchase. The board will notify each participant in writing prior to the new purchase date that the purchase date for the participant’s purchase rights has been changed to the new purchase date and that such purchase rights will be automatically exercised on the new purchase date unless prior to such date the participant has withdrawn from the offering.
Amendment, Termination or Suspension of the ESPP
The Board may amend the ESPP at any time in any respect the board deems necessary or advisable. However, except with respect to capitalization adjustments described above, stockholder approval will be required for any amendment of the ESPP for which stockholder approval is required by applicable laws, regulations or listing requirements, including any amendment that either (i) increases the number of shares of Class A Stock available for issuance under the ESPP, (ii) expands the class of individuals eligible to become participants and receive purchase rights, (iii) materially increases the benefits accruing to participants under the ESPP or reduces the price at which shares of Class A Stock may be purchased under the ESPP, (iv) extends the term of the ESPP, or (v) expands the types of awards available for issuance under the ESPP, but in each case only to the extent stockholder approval is required by applicable laws, regulations, or listing requirements.
The board may suspend or terminate the ESPP at any time. No purchase rights may be granted under the ESPP while the ESPP is suspended or after it is terminated.
Any benefits, privileges, entitlements, and obligations under any outstanding purchase rights granted before an amendment, suspension, or termination of the ESPP will not be materially impaired by any such amendment, suspension, or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain any special tax, listing, or regulatory treatment.
Tax Considerations
Prior to its amendment by the Tax Cuts and Jobs Act (“Tax Legislation”), which was enacted December 22, 2017, Section 162(m) of the Internal Revenue Code disallowed a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” (generally, such company’s chief executive officer and its three other highest paid executive officers other than its chief financial officer). Prior to the Tax Legislation, there was an exception to this $1 million limitation for performance-based compensation if certain requirements were met. The Tax Legislation generally amended Section 162(m) to eliminate the exception for performance-based compensation and to expand the $1 million compensation limit to apply to a public company’s chief financial officer and to certain individuals who were covered employees in years other than the then-current taxable year, subject to certain “grandfathering” rules. The company will continue to take into account the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to continue to make compensation decisions based on other factors if it determines that it is in the best interests of the company and its stockholders to do so.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed our Compensation Discussion and Analysis section with management and, based on the review and discussions, recommended to the board that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation & Human Capital Management Committee
Katharine A. Martin (Chair)
Mary Lou Jepsen, PhD
Matthew Simoncini
The foregoing report of the compensation committee is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION TABLES
2021 Summary Compensation Table
The following table sets forth information concerning the compensation of our officers who served as named executive officers during the year ended December 31, 2021.

Name and Principal Position	Fiscal Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)

Austin Russell	2021	$1	$—	$—	$—	$—	$1
President and Chief Executive Officer	2020	300,000	—	—	—	30,841	330,841
	2019	175,000	—	—	—	—	175,000

Thomas J. Fennimore	2021	300,000	200,000	7,987,242	—	—	8,487,242
Chief Financial Officer	2020	142,046	150,000	—	2,093,115	100,473	2,485,634

Alan Prescott (6)	2021	205,682	—	29,507,831	—	—	29,713,513
Chief Legal Officer

M. Scott Faris (7)	2021	262,500	125,000	3,594,262	—	6,030	3,987,792
Former Chief	2020	300,000	—	—	661,581	167	961,748
Business Officer	2019	300,000	—	—	—	—	300,000

Jason Eichenholz, PhD (1)	2021	300,000	100,000	30,173,431	—	—	30,573,431
Chief Technology Officer
(1)Dr. Eichenholz and Legacy Luminar negotiated a multi-year equity award in 2019 with a value of approximately $1 million based on the then-409A price of the Company stock. The agreement was formalized and signed on May 4, 2020 in the amount of 100,000 stock options, subject to the approval of the Compensation Committee, which was not consummated due to the pending Business Combination, and ultimately approved by the Company’s Compensation Committee on July 23, 2021. The RSU award of 1,264,891 shares was based on an estimated equivalent value of the original award which would have substantially increased in value. Dr. Eichenholz ceased serving as an executive officer of the Company on June 9, 2021 and remains employed as Chief Technology Officer.
(2)Amounts reflect salary earned during the applicable calendar year.
(3)Amounts reflect discretionary cash bonuses earned by the applicable named executive officers in the applicable years.
(4)Stock awards and option awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 14 of the Company’s consolidated financial statements for the year ended December 31, 2021.
(5)Represents, with respect to Mr. Faris, taxable reimbursements related to cellular charges.
(6)Mr. Prescott joined the Company on April 26, 2021.
(7) Mr. Faris left the Company on November 9, 2021.

Narrative Disclosure to Summary Compensation Table
For 2021, 2020 and 2019, the compensation program for named executive officers consisted of base salary and certain standard employee benefits.
Base Salary
Base salary for each named executive officer is set at a level that is below market average considering the executive’s duties and authorities, contributions, prior experience and sustained performance, in order that pay is primarily achieved through other compensation that is aligned with long-term Company and stockholder value; in particular historically, and at Legacy Luminar, Mr. Russell had voluntarily chosen to receive a base salary far below industry practice.
Cash Bonus
The actual annual cash bonuses awarded to each named executive officer for 2021 performance are set forth above in the Summary Compensation Table in the column titled “Bonus.” Except with respect to the offer letters as described below, we do not have any formal arrangements with our named executive officers providing for annual cash bonus awards.
2021 Equity Awards
In 2021, each of our named executive officers (other than Mr. Russell) received time-based restricted stock units (“RSUs”) under the 2020 Equity Incentive Plan, in each case as described below under “–2021 Grants of Plan-Based Awards.”
Benefits and Perquisites
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness; short- and long-term disability insurance; a health reimbursement account; a health savings account; a flexible spending account; and a tax-qualified Section 401(k) plan for which no employer match is provided. We do not maintain any executive-specific benefit or perquisite programs.

2021 Grants of Plan-Based Awards
The following table sets forth information regarding the incentive awards granted to the named executive officers for 2021, none of which were non-equity incentive plan awards.

Name	Grant Date	Type of Award	All Other Stock Awards: Number of shares of stock or Units (#)	Grant Date Fair Value of Stock awards ($) (1)
Austin Russell	—	—	—	—

Thomas J. Fennimore	7/23/2021	Time-Base RSU	455,373	7,987,242

Alan Prescott	5/27/2021	Time-Base RSU	712,487	15,040,601
	11/11/2021	Time-Base RSU	353,000	7,063,530
	11/11/2021	Time-Base RSU	370,000	7,403,700

M. Scott Faris (2)	7/23/2021	Time-Base RSU	204,918	3,594,262

Jason Eichenholz, PhD	7/23/2021	Time-Base RSU	1,264,891	22,186,188
	7/23/2021	Time-Base RSU	455,373	7,987,243
(1)Stock awards are reported at aggregate grant date fair value in the year granted, as determined in accordance with the provisions of FASB ASC Topic 718. For the assumptions used in valuing these awards for purposes of computing this expense, please see Note 14 of the Company’s consolidated financial statements for the year ended December 31, 2021.
(2)All of Mr. Faris’s RSUs were cancelled upon his departure from the Company.

Outstanding Equity Awards at December 31, 2021 Fiscal Year-End
The following table sets forth information regarding each Luminar stock option and unvested Luminar RSU held by each of our named executive officers as of December 31, 2021.

	Option Awards (1)						Stock Awards (2)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Austin Russell	—		—	—	$—	—	—	$—

Thomas J. Fennimore	5/14/2020	(3)	728,403	1,111,773	1.67	5/13/2030	—	—
	7/23/2021	(4)	—	—	—	—	455,373	7,700,357
					—
Alan Prescott	5/27/2021	(5)	—	—	—	—	712,487	12,048,155
	11/11/2021	(6)	—	—	—	—	353,000	5,969,230
	11/11/2021	(7)	—	—	—	—	370,000	6,256,700

M. Scott Faris	1/24/2020	(8)	374,850	—	1.67	1/23/2030	—	—

Jason Eichenholz,PhD	7/23/2021	(9)	—	—	—	—	474,334	8,020,988
	7/23/2021	(4)	—	—	—	—	455,373	7,700,357
(1)Certain stock options originally covered shares of Legacy Luminar Class A common stock, as granted pursuant to Legacy Luminar Stock Plan, and were assumed by Luminar in the Business Combination. All stock options are set forth above on an as-converted basis (as to both number of underlying shares and option exercise price).
(2)Values are based on the closing price of our common stock on the Nasdaq on December 31, 2021 ($16.91).
(3)The option grant is subject to a 4-year vesting schedule, with 25% of the shares having vested on May 11, 2021 and 1/48th of the shares vesting monthly thereafter, subject to the option holder’s continuous service through each vesting date; provided that if the optionee dies, then 100% of the shares subject to the option grant will immediately vest.
(4)Represents an RSU. Subject to the continuous service of the RSU holder on each vesting date, the RSU will vest as follows: 10% of the RSU will vest on January 1 of each of 2022 and 2023, respectively; an additional 15% of the RSU will vest on January 1 of each of 2024 and 2025, respectively; an additional 20% of the RSU will vest on January 1, 2026; and the remaining 30% of the RSU will vest on January 1, 2027.
(5)Represents an RSU. Subject to the continuous service of the RSU holder on each vesting date, the RSU will vest as follows: 25% of the RSU will vest on April 26, 2022, and 1/16 will vest on each quarterly anniversary thereafter for 2 years.
(6)Represents an RSU. Subject to the continuous service of the RSU holder on each vesting date, the RSU will vest as follows: 3/16th of the RSU will vest on January 26, 2022, and thereafter, 1/16th of the RSU will vest on each quarterly anniversary thereof until the RSU is fully vested; provided that in the event Mr. Prescott is terminated, resigns for good cause, or we experience a change of control (including a sale of substantially all of our assets or change of at least 50% of the Board of Directors), 100% of unvested shares subject to the RSU shall immediately vest.
(7)Represents an RSU. Subject to the continuous service of the RSU holder on each vesting date, the RSU will vest as follows: 10% of the RSU will vest on November 11 of each of 2022 and 2023, respectively; an additional 15% of the RSU will vest on November 11 of each of 2024 and 2025, respectively; an additional 20% of the RSU will vest on November 11, 2026; and the remaining 30% of the RSU will vest on November 11, 2027.
(8)The option grant is subject to a 4-year vesting schedule, with 25% of the shares having vested on January 1, 2021 and 1/48th of the shares vesting (or scheduled to vest) monthly thereafter, subject to the option holder’s continuous service through each vesting date; provided that if the optionee dies, then 100% of the shares subject to the option grant will immediately vest. Mr. Faris departed the Company on November 9, 2021. As of such date, all unvested shares underlying the option were cancelled.
(9)Represents an RSU. Subject to the continuous service of the RSU holder on each vesting date, the RSU vested as to 50% on June 18, 2021, and the RSU will vest as to 1/16 each quarter thereafter over 2 years.
Option Exercises and Stock Vested
The following table presents information concerning option exercises and vested RSU awards that vested for our named executive officers during the year ended December 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Austin Russell	—	$—	—		$—
Thomas J. Fennimore	—	—	—		—
Alan Prescott	—	—	—		—
M. Scott Faris	—	—	—		—
Jason Eichenholz, PhD	—	—	790,557	(1)	13,083,701	(2)
(1)Represents partial vesting with respect to an award of 1,264,891 RSUs granted July 23, 2021, of which 632,445 RSUs vested on September 8, 2021, 79,055 RSUs vested on September 18, 2021, and 79,056 RSUs vested on December 18, 2021.
(2)Calculated with respect to the closing price of our common stock on the Nasdaq on (or on the last trading date prior to): September 8, 2021 ($16.53), September 18, 2021 ($17.09), and December 18, 2021 ($16.17).

Estimated Potential Payments Upon Termination or Change-in-Control
The following table sets forth an estimate with respect to each named executive officer’s potential incremental payments upon a termination of employment or a change in control of Luminar, in each case assuming such event occurred December 31, 2021.

Name	Potential Severance Payments Upon an Involuntary Termination ($)(1)	Potential Stock Option Vesting Acceleration Upon Death (#) (2)	Estimated Value of RSUs Vesting Upon a Termination, Resignation for Good Reason, of Change-in-Control ($)(3)
Austin Russell	$—	—	$—
Thomas J. Fennimore	150,000	1,111,773	—
Alan Prescott	—	—	5,969,230
M. Scott Faris (4)	—	—	—
Jason Eichenholz, PhD (5)	—	—	—
(1)Pursuant to the terms of Mr. Fennimore’s offer letter, in the event that Mr. Fennimore is terminated by the company due to no fault of his own, he will be entitled to receive, as severance benefits, an amount equal to six months of his annual base salary, subject to his execution (without revocation) of a general release of claims in favor of Luminar. This potential severance payment is “single-trigger.”
(2)Represents unvested stock options with a $1.67 exercise price. In the event Mr. Fennimore dies while employed, then 100% of the shares subject to the option grant will immediately vest. This potential acceleration is “single-trigger.”
(3)Represents 353,000 RSUs subject to vesting. In the event Mr. Prescott is terminated, resigns for good cause, or we experience a change of control (including a sale of substantially all of our assets or change of at least 50% of the Board of Directors), 100% of unvested shares subject to the RSU award shall immediately vest. Value is based on the closing price of our common stock on the Nasdaq on December 31, 2021 ($16.91). This potential acceleration is “single-trigger.”
(4)Mr. Faris left the Company on November 9, 2021 and received no separation pay in connection with his departure.
(5)Dr. Eichenholz ceased serving as an executive officer of the Company on June 9, 2021.

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and corresponding proxy rules under the Exchange Act, the Company is presenting its stockholders with an advisory (non-binding) vote on the executive compensation programs for the Company’s named executive officers (sometimes referred to as “Say on Pay”).
The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers as described in the section titled “Executive Compensation,” including the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, in this Proxy Statement. Please read the Executive Compensation section starting on page 30 for a discussion about the Company’s executive compensation programs, including information about compensation of the Company’s named executive officers for the fiscal year ended December 31, 2021.
The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, the compensation of the Company’s board of directors, or the Company’s compensation policies as they may relate to risk management.
The compensation committee oversees and administers the Company’s executive compensation program, including the determination and implementation of the Company’s compensation philosophy, policies, and objectives. The compensation committee has designed the executive compensation program to align executive compensation with the achievement of the Company’s business goals and strategies, both short- and long-term. The compensation committee also seeks to provide executive compensation at levels that will allow the Company to continue to be able to attract and retain the best possible executive candidates.
The Company believes that the most significant components of its executive compensation program reflect sound governance practices and are consistent with industry standards. The board of directors believes that executive compensation is appropriately allocated between base salary and equity compensation opportunities so as to encourage strong short- and long-term performance, create clear alignment with stockholders and discourage excessive risk-taking. Accordingly, we are asking stockholders to vote for the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained under “Executive Compensation” is hereby APPROVED”.
The vote solicited by this Proposal Three is advisory, and therefore is not binding on the Company, the Company’s board of directors or the compensation committee. The outcome of the vote will not require the Company, the board of directors or the compensation committee to take any action, and will not be construed as overruling any decision by the board of directors or the compensation committee. However, the board and compensation committee value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.
Required Vote; Recommendation of the Board
Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

PROPOSAL FOUR: ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In addition to providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers (see Proposal Three), we also are seeking a non-binding, advisory vote on how frequently such say-on-pay vote should be presented to our stockholders. At the Annual Meeting, our stockholders will be given the opportunity to vote on whether they prefer to have future say-on-pay votes occur:
•every year;
•every two years; or
•every three years
or alternatively, stockholders may abstain from casting a vote.
In accordance with SEC rules, our stockholders will have the opportunity at least every six years to recommend the frequency of future say-on-pay votes.
The board of directors believes that future say-on-pay votes should occur every year in order to allow our stockholders the ability to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year.
Because the vote on this proposal is advisory in nature, it will not be binding on the board of directors. However, the board of directors will consider the outcome of the vote along with other factors when making its decision about the frequency of future “say-on-pay” votes. We will disclose the decision of the board of directors with respect to the frequency of future “say-on-pay” votes in a Current Report on Form 8-K to be filed in relation to the Annual Meeting.
Required Vote; Recommendation of the Board
For the advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the compensation paid to the company’s named executive officers, the option among the choices that receives the votes of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting voting for or against the choices will be deemed to be the frequency preferred by the stockholders. In the event that no option receives a majority of the votes as described in the immediately preceding sentence, the Company will consider the option that receives the most votes cast to be the frequency preferred by our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” AS THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LUMINAR TECHNOLOGIES, INC. 2020 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARE RESERVE AND ADD AN AUTOMATIC ANNUAL SHARE RESERVE INCREASE PROVISION.
This is a proposal to approve the amendment and restatement of the Luminar Technologies, Inc. 2020 Equity Incentive Plan, or Plan, to increase the shares issuable under the Plan by 36,000,000 shares and add an evergreen provision, as described below (the Plan, as amended and restated, the “Amended Plan”). If the stockholders approve amending and restating the Plan, the Amended Plan will replace the current version of the Plan and become effective upon the date of the 2022 Annual Meeting (i.e., June 7, 2022).
Summary of Material Changes Being Made to the Current Plan
The Amended Plan will make the following material changes to the Plan:

Increase in Authorized Shares	Increase the number of shares authorized for issuance under the Plan by 36,000,000 additional shares.
Add Evergreen Provision
Provide that the number of shares of Class A common stock available for issuance under the Plan will be increased on the first day of each fiscal year of the Company beginning with the 2023 fiscal year and ending on (and including) the first day of the 2030 fiscal year, in an amount equal to the lesser of (i) 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, (ii) 40,000,000 shares or (iii) such number of Shares determined by the Board.

Purpose of Share Reserve Increase
As of March 31, 2022, a total of 18,785,420 shares of our Class A common stock remained available for future grants under the Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent, after taking into account recent grants to Mr. Russell and annual equity refresher grants to our employees, discussed under the heading “Historical Plan Benefits” below, which reduced our available share reserve. We consider the Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the company and our stockholders. Based on our expected future share usage, we estimate that the addition of 36,000,000 shares will provide us with a sufficient reserve for the next three years of grants of stock awards.
As of March 31, 2022, 14,590,828 stock awards were outstanding under the Plan, all issued as restricted stock units. As of May 5, 2022 the closing sale price of a share of the Company’s Class A common stock on The Nasdaq Global Select Market was $11.17.

Burn Rate and Equity Overhang
The Compensation Committee regularly reviews our burn rate and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution. The table below shows our burn rate and equity overhang activity relating to equity grants under the Plan since the Plan’s adoption.

2021
(a) Granted in 2021	14,130,298
(b) Common Shares Outstanding as of December 31, 2021	347,901,434
Burn Rate (a / b)	4.1%
(c) RSUs Outstanding and Shares Available for Future Awards as of December 31, 2021	34,871,180
(d) Common Shares Outstanding as of December 31, 2021	347,901,434
Overhang (c / d)	10.0%
Note Regarding Forecasts and Forward-Looking Statements
We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Proposal Five include embedded assumptions which are highly dependent on the public trading price of our Class A common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.
Best Practices
We have designed the Amended Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees and other service providers and stockholders’ interests. These provisions include, but are not limited to, the following:
•No Discounted Options or Discounted Stock Appreciation Rights. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•No Repricing Without Stockholder Approval. The Company cannot, without stockholder approval, reduce the exercise price of a stock option or SAR, and at any time when the exercise price of a stock option or SAR is above the market value of the Company’s Class A common stock, the Company cannot, without stockholder approval, cancel and re-grant or exchange such stock option or SAR for cash, other awards or a new stock option or SAR at a lower exercise price.
•No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of an award, shares delivered to or withheld by the Company to pay withholding taxes related to an award, unissued shares resulting from the settlement of stock appreciation rights in stock, and shares withheld by the Company to pay the exercise price of any award or satisfy any tax withholding obligation do not become available for issuance as future awards under the Amended Plan.
•No Dividends on Unvested Awards. The Amended Plan provides that any dividends, distributions or dividend equivalents paid with respect to shares of common stock subject to the unvested portion of a restricted stock award or RSU will be subject to the same restrictions as the shares to which such dividends, distributions or dividend equivalents relate.
•No Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.
•No Automatic Grants. The Amended Plan does not provide for “reload” or other automatic grants to participants.
•No Tax Gross-ups. The Amended Plan does not provide for any tax gross-ups.
Board Approval of the Amended Plan
On May 5, 2022, our Board approved the Amended Plan, subject to approval from our stockholders at the 2022 Annual Meeting. Our named executive officers and directors have an interest in this proposal because they are eligible to receive plan awards.
Summary of the Amended Plan
The following provides a summary of the material features of the Amended Plan and its operation. This summary does not purport to be a complete description of all of the provisions of the Amended Plan and is qualified in its entirety by the draft of the Amended Plan attached as Appendix A.
Types of Awards Available under the Amended Plan
We may grant the following types of incentive awards under the Amended Plan: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) restricted stock units; (v) performance units; and (vi) performance shares.
Plan Administration
The Amended Plan will continue to be administered by the Board or by a committee of the Board (the “Administrator”). Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “independent directors” within the meaning of the Listing Rules of The NASDAQ Stock Market. The Company expects the Compensation Committee of the Board will continue to administer the plan. The Administrator may delegate its duties, power and authority under the plan to any of the Company’s officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.
The Administrator has the authority to determine all provisions of incentive awards consistent with terms of the Amended Plan, including the eligible recipients who will be granted one or more incentive awards under the Amended Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The Administrator has the authority to pay the economic value of any incentive award in the form of cash, the Company’s Class A common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “repricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended Plan and any adversely affected participant has consented to the amendment or modification.
Except in connection with certain specified changes in the Company’s corporate structure or shares, the Administrator may not, without prior approval of the Company’s stockholders, institute a program under which outstanding awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of award under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii).
Shares Available for Issuance under the Amended Plan; Evergreen Provision
The maximum number of shares of the Company’s Class A common stock reserved for issuance under the Amended Plan will be 72,588,278, plus the number of shares of common stock subject to incentive awards outstanding under any prior restatement of the Amended Plan, but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.
Under the Amended Plan, the number of Class A common stock shares available for issuance under the Plan will be increased on the first day of each fiscal year of the Company beginning with the 2023 fiscal year and ending on (and including) the first day of the 2030 fiscal year, in an amount equal to the lesser of (i) 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, (ii) 40,000,000 Shares or (iii) such number of Shares determined by the Board.
Shares of the Company’s Class A common stock that are issued under the Amended Plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. To the extent an award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall, unless the Amended Plan shall have been terminated, continue to be available under the Amended Plan for issuance pursuant to future awards. Shares issued under the Amended Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a participant ceasing to be a service provider) shall again be available for future grant under the Amended Plan. Notwithstanding anything to the contrary contained herein, the following shares shall not be added to the shares authorized for grant under the Amended Plan and shall not be available for future grants of awards: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award; (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options.
Eligibility to Receive Awards
The Administrator selects the employees, consultants and non-employee directors who will be granted awards under the Amended Plan. The actual number of employees, consultants and non-employee directors who will receive an award under the Amended Plan cannot be determined in advance because the Administrator has the discretion to select the participants. As of March 31, 2021 approximately 500 employees, 100 consultants and 6 non-employee directors were eligible to participate in the Amended Plan.
Stock Options
A stock option is the right to acquire shares of our Class A common stock at a fixed exercise price for a fixed period of time. Under the Amended Plan, the Administrator may grant nonqualified stock options and incentive stock options, subject to the share limitations described above.
Exercise Price of an Option
The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of the Company’s Class A common stock on the date of grant (or 110 percent of the fair market value of one share of the Company’s Class A common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of the Company’s assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. At any time while the Company’s Class A common stock is listed on The NASDAQ Global Select Market, “fair market value” under the plan means the closing sale price of a share at the end of the regular trading session on the date of grant as reported by The NASDAQ Global Select Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of May 5, the closing sale price of a share of the Company’s Class A common stock on The NASDAQ Global Select Market was $11.17.
Payment for the Exercise Price of an Option
The total purchase price of the shares to be purchased upon exercise of an option will be paid in such manner as authorized by the Administrator and permitted by the award agreement and the Amended Plan.
Option Exercises
Options may be exercised in whole or in installments, as determined by the Administrator, and the Administrator may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).
Stock Appreciation Rights
A stock appreciation right is the right to receive a payment from the Company, in the form of shares of the Company’s Class A common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of the Company’s Class A common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended Plan, as may be determined by the Administrator. At the discretion of the Administrator, the payment upon stock appreciation right exercise may be in cash, in shares of equivalent value, or in some combination thereof.
The exercise price of a stock appreciation right will be determined by the Administrator, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of the Company’s Class A common stock on the date of grant. However, in the event that stock appreciation rights are granted as a result of the Company’s assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the Administrator in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.
Restricted Stock Awards
A restricted stock award is an award of the Company’s Class A common stock that vests at such times and in such installments as may be determined by the Administrator and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The Administrator may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy specified performance objectives.
During the period of restriction, service providers holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares, unless the Administrator determines otherwise, and any dividends or distributions paid with respect to shares of restricted stock will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the shares of restricted stock with respect to which they were paid.
Restricted Stock Units
A restricted stock unit is a right to receive the fair market value of one or more shares of the Company’s Class A common stock, payable in cash, shares of the Company’s Class A common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. Restricted stock units will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended Plan, as may be determined by the Administrator.
The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of restricted stock units that may be settled in cash, in shares of equivalent value, or in some combination thereof. Any such dividend equivalents awarded with respect to restricted stock units will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock units with respect to which they were paid.
Performance Units and Performance Shares
A participant may be granted one or more performance units or performance shares under the Amended Plan, and such performance units or performance shares will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended Plan, as may be determined by the Administrator in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
Consequences of Changes in our Capital Structure
In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of shares, subdivision of shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of common stock or other securities of the Company or other significant corporate transaction, or other change affecting the common stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the amended Plan and/or the number, class, kind and price of securities covered by each outstanding award. This authority does not, however, permit the Administrator to take any action:
•To reserve shares or grant incentive awards in excess of the limitations provided in the Amended Plan;
•To effect any repricing of options, as discussed below;
•To grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined below) of one share of the Company’s common stock on the date of grant; or

•For which stockholder approval would then be required pursuant to Section 422 of the Code, the Listing Rules of Nasdaq or other applicable market or exchange.
Consequences of a Merger or Similar Transaction
In the event of a Change in Control (as defined in the Plan), each outstanding award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any participant and need not treat all outstanding awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Change in Control: (A) the continuation of such outstanding awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such awards; (D) the cancellation of such awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such awards as of the closing date of such Change in Control over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the awards; provided that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Section 409A of the Internal Revenue of 1986, as amended (the “Code”) to the extent necessary to avoid taxation thereunder; or (E) the opportunity for participants to exercise the options prior to the occurrence of the Change in Control and the termination (for no consideration) upon the consummation of such Change in Control of any options not exercised prior thereto. An award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the award agreement for such award or as may be provided in any other written agreement between the Company or any affiliate and the participant.
•For purposes of the Amended Plan, a “Change in Control” of the Company occurs upon:
•The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;
•The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of common stock or (z) to a continuing or surviving entity described in the bullet above in connection with a merger, consolidation or reorganization which does not result in a Change in Control under described in the bullet above;
•A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or
•The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the

Exchange Act but shall exclude: a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company; a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of common stock; the Company; and a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.
•A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
Transferability of Awards
Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.
Effect of Termination of Employment or Other Services
If a participant ceases to be employed by, or perform other services for the Company, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the Administrator in its discretion as set forth below. Upon termination due to death or disability, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of twelve (12) months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason other than death or disability, which is not also for “cause” (as defined in the Amended Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable, all unvested restricted stock awards, and all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for “cause,” all rights of the participant under the Amended Plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind.
Clawback / Recovery
All awards granted under the Amended Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of an event constituting “cause.” No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
Amendment and Termination
Unless terminated earlier, the Amended Plan will terminate on October 28, 2030. Incentive awards outstanding at the time the Amended Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the Amended Plan or any portion of the Amended Plan at any time. In addition to the Administrator’s authority to amend the Amended Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Amended Plan from time to time in order that incentive awards under the Amended Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to the Amended Plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of The NASDAQ Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Amended Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in the Company’s capitalization or a “change in control” of the Company.
Federal Tax Consequences to Participants as a Result of Receiving an Award under the Amended Plan
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from awards granted under the Amended Plan based on federal income tax laws in effect on the date of this Proxy Statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Amended Plan.
Nonqualified Stock Options
No taxable income generally is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Incentive Stock Options
No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax, or AMT, rules apply, in which case AMT taxation will occur in the year of exercise. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option. Any additional gain or loss generally will be taxable at long-term or short-term capital gain rates, depending on whether the participant has held the shares for more than one year.
Restricted Stock
A participant will not recognize taxable income upon the grant of restricted stock unless the participant elects to be taxed at that time. Instead, a participant generally will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares. However, the recipient of a restricted stock award may elect, through a filing with the Internal Revenue Service, to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.
Restricted Stock Units
A participant generally will not recognize taxable income upon grant of restricted stock units. Instead, the participant generally will recognize ordinary income at the time the restricted stock units are settled equal to the fair market value of the shares on the settlement date less the amount, if any, paid for the shares.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant of a stock appreciation right. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the exercised shares on the exercise date and the corresponding exercise price of the stock appreciation right. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Dividend Equivalents
A participant generally will recognize ordinary income each time a payment is made or shares are received pursuant to the dividend equivalent equal to the fair market value of the payment made or shares received.
Tax Effects as a Result of Grants of Awards under the Plan
We generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the Amended Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to our certain executive officers. In addition, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits
No awards have been granted under the Amended Plan. All future awards to directors, executive officers, employees and consultants of the company under the Amended Plan are discretionary and cannot be determined at this time.
Historical Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the Plan, since it originally became effective through May 5, 2022.

Name and position	Number of shares subject to stock awards (5)
Austin Russell	10,800,000
President and Chief Executive Officer
Thomas J. Fennimore	455,373
Chief Financial Officer
Alan Prescott(1)	1,435,487
Chief Legal Officer
M. Scott Faris(2)	204,918
Former Chief Business Officer
Jason Eichenholz, PhD(3)	1,720,264
Chief Technology Officer
All current executive officers as a group (3 persons)	12,690,860
All current directors who are not executive officers as a group (6 persons)	102,146
All employees, including all current officers who are not executive officers, as a group	19,294,881
(1)Mr. Prescott joined the Company on April 26, 2021.
(2)Mr. Faris left the Company on November 9, 2021.
(3)Dr. Eichenholz ceased serving as an executive officer of the Company on June 9, 2021.
(4)The total number of shares subject to stock awards that have been granted to each director on an individual basis are as follows: Alec Gores: 9,106; Matthew Simoncini: 9,106; Dr. Mary Lou Jepsen: 23,733; Katharine A. Martin: 23,733; Jun Hong Heng: 18,234; and Dr. Shaun Maguire: 18,234.
(5)These stock awards consist of restricted stock units.
Austin Russell Equity Award
On May 2, 2022, a Special Committee (the “Special Committee”) of our Board comprised of independent directors and our Compensation & Human Capital Management Committee approved the grant of 10,800,000 performance share units to Mr. Russell, which are eligible to vest, if at all, only upon the achievement of certain significant and extremely challenging stock price milestones as well as time-based and operational milestones. The Special Committee and the Compensation & Human Capital Management Committee approved Mr. Russell’s equity award after numerous discussions and meetings and after consulting with Compensia, the Board’s compensation consultant.
The Committees considered the importance of incentivizing a strong long-term perspective on operational performance, Mr. Russell’s service, and goal alignment with the Company’s stockholders. Mr.

Russell earns nothing without extraordinary success for the Company and our stockholders. To reach the first tranche of compensation for Mr. Russell, the Company’s market value will need to increase at least 400% of its current value.
In deliberations, the Committees also took into account Mr. Russell’s strong performance indication in his evaluation by the Board of Directors, in addition to vision and leadership. Finally, the Committees noted that Mr. Russell’s compensation has consisted primarily of base salary in amounts far below industry practices since 2015, with no equity-based awards or annual cash bonuses issued or paid during the past seven years.
The operational milestone will be satisfied upon the Company’s achievement of the start of production (SOP) of one (1) series production program (the “Operational Milestone”). The Operational Milestone must be achieved in order for any performance share units (“PSUs”) to vest.
The stock price requirement will be satisfied as to a particular tranche of PSUs set forth in the Stock Price Milestone Table below when the corresponding Stock Price Milestone (as defined and described below) as to such tranche of PSUs is achieved as of a particular date:

Tranche	Stock Price Milestone	PSUs Vesting
1	Stock Price of $50 or more	3,600,000
2	Stock Price of $60 or more	3,600,000
3	Stock Price of $70 or more	3,600,000
The service requirement will be satisfied as to the following percentages of the Total Number of PSUs on each of the first seven (7) anniversaries of the Vesting Commencement Date:

Anniversary of Vesting Commencement Date	% of Total PSUs Service-Based Vesting	Cumulative % of PSUs Service-Based Vesting
0	0%	0%
1	10%	10%
2	10%	20%
3	10%	30%
4	15%	45%
5	15%	60%
6	20%	80%
7	20%	100%
A “Stock Price Milestone” is achieved when the volume-weighted average price per share of Class A common stock (each, a “Share”) for the preceding ninety (90) consecutive trading days (the “90 Day VWAP”) equals or exceeds the milestone’s stock price. The achievement of a Stock Price Milestone will also satisfy the achievement of any unachieved Stock Price Milestone for a lower-numbered tranche. Once a Stock Price Milestone has been achieved, it is forever deemed achieved (i.e., if the stock price declines following satisfaction of a Stock Price Milestone, such Stock Price Milestone will still be deemed achieved) and cannot be achieved again.
The Operational Milestone and the Stock Price Milestones must be achieved by the seven (7) year anniversary of the Vesting Commencement Date (the “Final Vesting Date”). Any unvested PSUs remaining as of the day immediately following the Final Vesting Date will be cancelled and forfeited without consideration.

If Mr. Russell ceases to be a Service Provider (as defined in the 2020 Plan) due to his death or disability, the Service Requirement will be deemed to be satisfied as of the termination date for that number of additional PSUs that would have service-based vested had Mr. Russell continued to be a Service Provider through the 18 month anniversary of the termination date (provided that any requisite Stock Price Milestone or Operational Milestone must have been satisfied prior to Mr. Russell’s actual termination date without regard to any achievement thereof in the 18 months following such termination date).
If Mr. Russell has been continuously a Service Provider through the date of a Change in Control (as defined in the 2020 Plan), (i) the Service Requirement and Operational Milestone, to the extent not then achieved, will both be deemed achieved on the date of such Change in Control, and (ii) the greater of (1) the fair market value per Share of the consideration received by the common stockholders of the Company in the Change in Control or (2) the most recent closing price per Share immediately prior to the consummation of the Change in Control, may additionally be used to satisfy a Stock Price Milestone (e.g., if the per Share consideration received by the stockholders of the Company in the Change of Control is $70, the tranche 3 $70 Stock Price Milestone would be satisfied) (the greater of (i) or (ii), the “Per Share CIC Price”). In addition, in the event of a Change in Control, if the per Share stock price using either the 90 Day VWAP or the per share Change In Control price falls between two Stock Price Milestones (e.g., $65, but not, for avoidance of doubt, below the lowest Stock Price Milestone), straight line linear interpolation between two tranches may be used to satisfy the Stock Price Requirement for a partial tranche of Performance Share Units (e.g., if the Per Share CIC Price is $65 and the tranche 3 Stock Price Milestone has not yet been achieved, then the Stock Price Requirement would be satisfied as to 1,800,000 additional PSUs) The satisfaction of the Stock Price Requirement upon a Change in Control will be deemed to occur immediately prior to the consummation of the Change in Control; and after giving effect to the foregoing provisions, any portion of the PSU award that has not become vested in a Change of Control due to the Stock Price Milestone not being met as of the date of such Change in Control will be cancelled for no consideration.
Mr. Russell’s equity award also contains a clawback provision that states that if the Company undertakes a restatement due to misconduct (including fraud) by Company management, then the Board may recover all or any portion of the award or any consideration issued thereunder paid to or earned by Mr. Russell during the three-year period preceding the date on which the Company is required to prepare the restatement.

Equity Compensation Plan Information
We currently maintain the following equity compensation plans that provide for the issuance of shares of our Class A common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our Management Longer Term Equity Incentive Plan, our 2020 Equity Incentive Plan, or the 2020 Plan, and our 2020 Employee Stock Purchase Plan, or the ESPP.
The following table presents information as of December 31, 2021 with respect to compensation plans under which shares of our common stock may be issued. The table does not include information with respect to shares subject to outstanding awards granted under Legacy Luminar’s Amended and Restated 2015 Stock Plan, or the 2015 Plan, assumed by us in connection with the Business Combination.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and vesting of RSAs and RSUs		Weighted‑average exercise price of outstanding options and warrants ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	11,983,032		—	(3)	56,024,552	(1)
Equity compensation plans not approved by security holders	—	(2)	—		—
Total	11,983,032		—		56,024,552
(1)Includes 25,818,749 shares available for issuance under the Management Longer Term Equity Incentive Plan, 22,888,148 shares available for issuance under the Equity Incentive Plan and 7,317,655 shares available for issuance under the ESPP.
(2)Excludes outstanding options to acquire 11,507,643 shares of Class A common stock with weighted average exercise price of $1.72 and 666,298 restricted stock awards that were assumed by us in connection with the Business Combination. For more information regarding the 2015 Plan, please see, “Note 14. Stock-based Compensation” in the Notes to Consolidated Financial Statements in our financial statements for the year ended December 31, 2021 in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021.
(3)Outstanding awards of restricted stock units have no exercise price.

Considerations of the Board
We believe that the Amended Plan and the approval of its material terms are essential to our continued success. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the Amended Plan will substantially assist us in continuing to attract and retain employees, consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. The increase in the reserve of common stock available under the Amended Plan will enable us to continue to grant such awards to executives, other eligible employees, our consultants and non-employee directors. If our stockholders do not approve this Proposal Five, and the Amended Plan, then neither the share increase described above nor the evergreen provision will become effective.

Required Vote; Recommendation of the Board
Approval will be obtained if the number of votes of our Class A common stock and Class B common stock (voting together as a single class) cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FIVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of March 31, 2022 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock;
•each of our directors and director nominees named in this proxy statement;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of March 31, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The beneficial ownership percentages set forth in the table below are based on 349,120,897 shares of common stock outstanding, comprised of 252,032,227 shares of Class A common stock and 97,088,670 shares of Class B common stock outstanding as of March 31, 2022.
Unless otherwise indicated and subject to applicable community property laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, FL 32826.

	Class A		Class B		% of Total Voting Power**
Name and Address of Beneficial Owners	Number of Shares	%	Number of Shares	%
Five Percent Holders
The Vanguard Group(1)	18,914,450	7.5%	—	—	1.5%
GVA Auto, LLC(2)	19,226,359	7.6%	—	—	1.6%
Current Directors, Nominees and Named Executive Officers
Austin Russell	140,000	*	97,088,670	100%	79.4%
Thomas J. Fennimore(3)	965,385	*	—	—	*
Alan Prescott(4)	249,803	*	—	—	*
Jason Eichenholz, PhD	3,093,535	1.2%	—	—	*
M. Scott Faris(5)	374,850	*	—	—	*
Alec E. Gores(6)	10,708,940	4.2%	—	—	*
Matthew J. Simoncini(7)	207,468	*	—	—	*
Katharine A. Martin	8,718	*	—	—	*
Mary Lou Jepsen, PhD	7,693	*	—	—	*
Jun Hong Heng(8)	3,557,637	1.4%	—	—	*
Shaun Maguire, PhD	2,324	*	—	—	*
All Directors and Executive Officers as a Group (9 Individuals)	15,847,968	6.2%	97,088,670	100%	80.5%
* Less than one percent.
**    Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Each share of Class B common stock is entitled to ten votes per share and each share of Class A common stock is entitled to one vote per share.
(1)Represents shares of Class A common stock held by The Vanguard Group. The Vanguard Group, Inc.'s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. The address of The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.
(2)Represents shares of Class A common stock held by GVA Auto, LLC. Pavel Cherkashin is the Managing Partner of GVA Capital, which is the Manager of GVA Auto, LLC, and therefore, may be deemed to hold voting and dispositive power over the shares held by GVA Auto, LLC. The address of GVA Auto, LLC is 908 Broadway, San Francisco, CA 94133.
(3)Includes 920,088 shares of Class A common stock subject to Mr. Fennimore’s outstanding stock options, which is the portion of such awards that are exercisable or which vest within 60 days of March 31, 2022.
(4)Includes 200,184 shares of Class A common stock subject to Mr. Prescott’s outstanding restricted stock units which vest within 60 days of March 31, 2022.
(5)Includes 374,850 shares of Class A common stock subject to Mr. Faris’ outstanding stock options which are exercisable within 60 days of March 31, 2022. Mr. Faris is the Company’s former Chief Business Officer and left the Company on November 9, 2021.
(6)Consists of (i) 10,154,675 shares of Class A common stock held by AEG Holdings, LLC, (ii) 152,534 shares held by NBI Irrevocable Trust No. 4, a trust of which the beneficiary is one of the children of Mr. Gores who is a member of his household., (iii) 248,145 shares held by NBI Irrevocable Trust No. 5, a trust of which the beneficiary is one of the children of Mr. Gores who is a member of his household, (iv) 150,000 shares held by NBI Irrevocable Trust No. 6, a trust of which the beneficiary is one of the children of Mr. Gores who is a member of his household and (v) 3,586 shares directly held. Alec E. Gores is the managing member of AEG Holdings, LLC. As such, Alec Gores may be deemed to have beneficial ownership of the securities beneficially owned by AEG. The address for AEG Holdings, LLC is 6260 Lookout Road, Boulder, CO 80301.
(7)Consists of (i) 37,082 shares of Class A common stock held by Mr. Simoncini and 170,386 shares of Class A common stock subject to Mr. Simoncini’s outstanding stock option, which is the portion of such option that is exercisable within 60 days of March 31, 2022.

(8)Represents shares of Class A common stock held by (i) Crescent Cove Capital II, LP, (ii) Crescent Cove Opportunity Fund LP, (iii) Crescent Cove Opportunity Foreign Intermediary, LLC (collectively, the “Crescent Cove entities”) (iv) shares held by Mr. Jun in his Roth IRA account, (v) shares held by the Heng Zhao JT Revocable Trust and (vi) shares held by Press Room LLC. Crescent Cove Capital II GP, LLC is the general partner of and Crescent Cove Capital Management, LLC is the investment manager of Crescent Cove Capital II LP. Crescent Cove Opportunity GP, LP is the general partner of and Crescent Cove Advisors, LP is the investment manager of each of Crescent Cove Opportunity Fund LP and Crescent Cove Opportunity Foreign Intermediary, LLC. Mr. Heng is the managing member of each of such general partners and investment managers, and therefore, may be deemed to hold voting and dispositive power over the shares held by Crescent Cove Capital II LP, Crescent Cove Opportunity Fund LP and Crescent Cove Opportunity Foreign Intermediary, LLC. Mr. Heng is co-trustee of the Heng Zhao JT Revocable Trust. Press Room LLC is an entity managed by Mr. Heng and Mr. Heng may be deemed to hold voting and dispositive power over the shares held by Press Room LLC. The address for these entities is c/o Crescent Cove Capital Management, LLC, 530 Bush Street, Suite 703, San Francisco, CA 94108.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors–Director Compensation,” respectively, since January 1, 2021, the following is a description of each transaction since January 1, 2021 and each currently proposed transaction in which:
•we, have been or are to be a participant;
•the amounts involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
In February 2021, we invested $15.0 million into COVA Acquisition Corp., of which Jun Hong Heng is the Chairman, Chief Executive Officer and a principal shareholder. Mr. Heng became one of our directors in June 2021. The terms of such investment were no less favorable to us than to other third party investors. During 2021, we sold $2.9 million of this investment and had a remaining balance of $12.1 million as of December 31, 2021.
In August 2021, we invested $1.4 million in a special purpose acquisition company, of which Matthew J. Simoncini is a director. Mr. Simoncini has been one of our directors since December 2020. The terms of such investment were no less favorable to us than to other third party investors. During 2021, we sold this investment in its entirety.
Related Party Transactions Policy
Our board of directors has adopted a written related party transactions policy. The policy provides that officers, directors, holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with the Company without the prior consent of the audit committee, or other independent members of the Board in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Luminar Technologies, Inc.
2603 Discovery Drive
Orlando, Florida 32826
Attn: Investor Relations
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is also available at https://investors.luminartech.com under “SEC Filings” in the “Financials & Filing” section of our website.
OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,

/s/ Austin Russell
Austin Russell
Chairperson of the Board, President and Chief Executive Officer
Orlando, Florida
May 6, 2022

APPENDIX A

LUMINAR TECHNOLOGIES, INC.
AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN
1.    Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company’s stockholders, and (c) to promote the success of the Company’s business. This Plan, as amended and restated, was approved by the Board on May 5, 2022 and approved by the stockholders of the Company on _________.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.
2.    Definitions. As used herein, the following definitions will apply:
(a)    “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)    “Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and/or one or more Subsidiaries own a controlling interest.
(c)    “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Parent or Subsidiary of the Company, as such laws, rules, and regulations shall be in effect from time to time.
(d)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(e)    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f)    “Board” means the Board of Directors of the Company.
(g)    “Cause” means, with respect to the termination of a Participant’s status as a Service Provider, except as otherwise defined in an Award Agreement, (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place): (A) any material breach by Participant of any material written agreement between Participant and the Company; (B) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (C) neglect or persistent unsatisfactory performance of Participant’s duties; (D) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer; (E) Participant’s indictment for, conviction of, or plea of guilty or nolo contendre to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (F) Participant’s commission of or participation in an act of fraud against the Company; (G) Participant’s intentional material damage to the Company’s business, property or reputation; or (H) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. For purposes of clarity, a termination without “Cause” does not include any termination that occurs solely as a result of Participant’s death or Disability. The determination as to whether a Participant’s status as a Service Provider for purposes of the Plan has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability (or that of any Parent or Subsidiary or any successor thereto, as appropriate) to terminate a Participant’s employment or consulting relationship at any time, subject to Applicable Laws.
(h)    “Change in Control” except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:
(i)    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;
(ii)    The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock or (z) to a continuing or surviving entity described in Section 2(h)(i) in connection with a merger, consolidation or reorganization which does not result in a Change in Control under Section 2(h)(i));
(iii)    A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or
(iv)    The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:
(1)    a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company;
(2)    a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock;
(3)    the Company; and

(4)    a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(i)    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(j)    “Code Section 409A” means Code Section 409A, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(k)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(l)    “Common Stock” means the Class A common stock of the Company.
(m)    “Company” means Luminar Technologies, Inc., a Delaware corporation, or any successor thereto.
(n)    “Director” means a member of the Board.
(o)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p)    “Effective Date” means December 2, 2020.
(q)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)    “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (A) any action described in Section 14 or any action taken in connection with a Change in Control transaction nor (B) any transfer or other disposition permitted under Section 13. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Administrator in its sole discretion without approval by the Company’s stockholders.
(t)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable (or the closing price on the most recent prior trading day, if no sales were reported on the day of determination);
(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws and regulations and in a manner that complies with Code Section 409A.
(u)    “Fiscal Year” means the fiscal year of the Company.
(v)    “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(w)    “Independent Contractor” means any person, including an advisor, consultant or agent, engaged by the Company or a Parent or Subsidiary to render services to such entity or who renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services, in each case, other than an Employee.
(x)    “Inside Director” means a Director who is an Employee.
(y)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(z)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(aa)    “Option” means a stock option granted pursuant to the Plan.
(bb)    “Outside Director” means a Director who is not an Employee.
(cc)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(dd)    “Participant” means the holder of an outstanding Award.
(ee)    “Performance Goal” means a formula or standard determined by the Administrator with respect to each Performance Period based on one or more of the following criteria and any adjustment(s)

thereto established by the Administrator: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; and (27) enterprise resource planning. Awards issued to Participants may take into account other criteria (including subjective criteria). Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (iii) on a per share and/or share per capita basis, (iv) against the performance of the Company as a whole or against any affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company or individual project company, (v) on a pre-tax or after-tax basis, and/or (vi) using an actual foreign exchange rate or on a foreign exchange neutral basis.
(ff)    “Performance Period” means the time period during which the Performance Goals or other vesting provisions must be satisfied for Performance Shares or Performance Units.
(gg)    “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(hh)    “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(ii)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(jj)    “Plan” means this Amended and Restated 2020 Equity Incentive Plan.
(kk)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan.

(ll)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(mm)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(nn)    “Section 16(b)” means Section 16(b) of the Exchange Act.
(oo)    “Service Provider” means an Employee, Director or Independent Contractor.
(pp)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(qq)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(rr)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(ss)    “Tax-Related Items” means income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account or other tax-related items.
3.    Stock Subject to the Plan.
(a)    Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be 72,588,278 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, subject to the provisions of Section 14 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in this Section 3(a) plus, to the extent allowable under Section 422 of the Code and the regulations promulgated thereunder, any Shares that again become available for issuance pursuant to Sections 3(b) and 3(c).
(b)    Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year and ending on (and including) the first day of the 2030 Fiscal Year, in an amount equal to the lesser of (i) 5% of the outstanding shares of Company common stock on the last day of the immediately preceding Fiscal Year, (ii) 40,000,000 Shares or (iii) such number of Shares determined by the Board.
(c)    Lapsed Awards. To the extent an Award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a Participant ceasing to be a Service Provider) shall again be available for future grant under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option;

(ii) Shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options.
4.    Administration of the Plan.
(a)    Procedure.
(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan, as may be determined from time to time by the Board.
(ii)    Rule 16b-3. To the extent determined desirable by the Board to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)    Other Administration. Other than as provided above, the Plan will be administered by the Board or, to the extent determined by the Board, a Committee, which committee will be constituted to satisfy Applicable Laws.
(b)    Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:
(i)    to determine the Fair Market Value in accordance with Section 2(c);
(ii)    to select the Service Providers to whom Awards may be granted hereunder;
(iii)    to determine the number of Shares to be covered by each Award granted hereunder;
(iv)    to approve forms of Award Agreements for use under the Plan;
(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi)    to institute and determine the terms and conditions of an Exchange Program; provided, however, that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Company’s stockholders;
(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying applicable non-U.S. laws, for qualifying for favorable tax treatment under applicable non-U.S. laws or facilitating compliance with non-U.S. laws (sub-plans may be created for any of these purposes);

(ix)    to modify or amend each Award (subject to Section 21 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to accelerate vesting and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);
(x)    to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;
(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.
(c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
(d)    Delegation by the Administrator. To the extent permitted by Applicable Laws, the Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company.
5.    Award Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.    Stock Options.
(a)    Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. With respect to the Committee’s authority in Section 4(b)(ix), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to Section 4(b)(ix) shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder.
(b)    Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)    Option Exercise Price and Consideration.
(i)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1)    In the case of an Incentive Stock Option
(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2)    In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check; (3) promissory note (to the extent permitted by Applicable Laws and the Administrator); (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d)    Exercise of Option.
(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an

Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death, Disability or Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v)    Termination for Cause. If a Participant ceases to be a Service Provider as a result of being terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the Participant being first notified of his or her termination for Cause and the Participant will be prohibited from exercising his or her Option from and after the date of such termination. All the Participant’s rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant will be terminated for Cause.
7.    Restricted Stock.

(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)    Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)    Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)    Dividends and Other Distributions. During the Period of Restriction, any dividends or distributions paid with respect to Shares of Restricted Stock will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the Shares of Restricted Stock with respect to which they were paid.
(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued shares to the Company and again will become available for grant under the Plan.
8.    Restricted Stock Units.
(a)    Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.
(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Administrator in its discretion.
(c)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)    Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof. Any such dividend equivalents awarded with respect to Restricted Stock Units will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the Restricted Stock Units with respect to which they were paid.
(e)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement, which shall specify whether earned Restricted Stock Units may be settled in cash, Shares, or a combination of both.
(f)    Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed unearned Restricted Stock Units will be forfeited to the Company for future issuance.
9.    Stock Appreciation Rights.
(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)    Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)    Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)    Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.
(f)    Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.    Performance Units and Performance Shares.
(a)    Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b)    Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)    Performance Goals and Other Terms. The Administrator will set Performance Goals or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Without limiting the foregoing, the Administrator shall adjust any Performance Goals or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.
(d)    Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share.
(e)    Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made upon the time set forth in the applicable Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f)    Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11.    Outside Director Limitations. No Outside Director may receive Awards under the Plan with a total grant date fair value that, when combined with cash compensation received for service as an Outside Director, exceeds $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as an Outside Director. Grant date fair value for purposes of Awards to Outside Directors under the Plan will be determined as follows: (a) for Options and Stock Appreciation Rights, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or Stock Appreciation Right and (b) for all other Awards other than Options and Stock Appreciation Rights, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was an Independent Contractor but not an Outside Director will not count for purposes of the limitations set forth in this Section 11.
12.    Leaves of Absence/Transfer Between Locations. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by Applicable Laws). A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Participant’s employer or (b) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.
13.    Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)    Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award. Notwithstanding the forgoing, all adjustments under this Section 14 shall be made in a manner that does not result in taxation under Code Section 409A.
(b)    Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such proposed action.
(c)    Change in Control. In the event of a Change in Control, each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Change in Control: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Change in Control over (2) the exercise price or purchase price paid or to be paid (if any) for the Shares subject to the Awards; provided that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder; or (E) the opportunity for Participants to exercise the Options prior to the occurrence of the Change in Control and the termination (for no consideration) upon the consummation of such Change in Control of any Options not exercised prior thereto. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
15.    Tax.
(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items or other items that are required to be withheld or deducted or otherwise applicable with respect to such Award.
(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares, or (iii) delivering to the Company already-owned Shares; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. Except as otherwise determined by the Administrator, the Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the amounts are required to be withheld or deducted.
(c)    Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of the application of Code Section 409A.
16.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Subsidiary or Affiliate, nor will they interfere in any way with the Participant’s right or the Company’s or any Subsidiary or Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18.    Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

19.    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
20.    Term of Plan. Subject to Section 24 of the Plan, this Plan will become effective as of the Effective Date. The Plan will continue in effect for a term of ten (10) years measured from the earlier of the date the Board approves this Plan or the approval of this Plan by the Company’s stockholders, unless terminated earlier under Section 21 of the Plan.
21.    Amendment and Termination of the Plan.
(a)    Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
22.    Conditions Upon Issuance of Shares.
(a)    Legal Compliance. Shares will not be issued pursuant to the exercise or vesting (as applicable) of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
23.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
24.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
25.    Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

LUMINAR

LUMINAR TECHNOLOGIES, INC.
2603 DISCOVERY DR., SUITE 100
ORLANDO, FL 32826
UNITED STATES

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LAZR2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D80439-P73373 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LUMINAR TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect the two Class II directors named in the proxy statement, each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alec E. Gores
02) Matthew J. Simoncini

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
3. Approve, on an advisory (non-binding) basis, the compensation of Luminar Technologies, Inc.'s named executive officers.	☐	☐	☐

The Board of Directors recommends you vote for ONE YEAR on the following proposal:

	One Year	Two Years	Three Years	Abstain
4. Approve, on an advisory (non-binding) basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. Amend and restate the Luminar Technologies, Inc. 2020 Equity Incentive Plan to increase the authorized share reserve and add an automatic annual share reserve increase provision.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D80440-P73373

LUMINAR TECHNOLOGIES, INC.
Annual Meeting of Stockholders
June 7, 2022 1:00 PM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Austin Russell and Thomas J. Fennimore, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of LUMINAR TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on June 7, 2022, at www.virtualshareholdermeeting.com/LAZR2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side